    As filed with the Securities and Exchange Commission on January 30, 1998


                        1933 Act Registration No. 2-47015
                       1940 Act Registration No. 811-2354


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/




                         POST-EFFECTIVE AMENDMENT NO. 58


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/






                         TEMPORARY INVESTMENT FUND, INC.
               (Exact Name of Registrant As Specified In Charter)




Bellevue Park Corporate Center                               GARY M. GARDNER
400 Bellevue Parkway                                         Bellevue Park Corporate Center
Wilmington, Delaware 19809                                   400 Bellevue Parkway
(Address of Principal Executive Offices)                     Wilmington, Delaware 19809
Registrant's Telephone Number: (302) 792-2555                (Name and Address of Agent for Service)


                                   Copies to:

                             W. BRUCE McCONNEL, III
                           Drinker Biddle & Reath LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496


It is proposed that this filing will become effective (check appropriate box)

/X/      immediately upon filing pursuant to paragraph (b)

/ /      on (date) pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a)(i)

/ /      on (date) pursuant to paragraph (a)(i)

/ /      75 days after filing pursuant to paragraph (a)(ii)

/ /      on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:  Shares of Common Stock.

                        TEMPORARY INVESTMENT FUND, INC.
                              (TEMPFUND PORTFOLIO)
                             CROSS REFERENCE SHEET

     FORM N-1A ITEM                                                               PROSPECTUS CAPTION
1.   Cover Page............................................................       Cover Page

2.   Synopsis..............................................................       Background and
                                                                                  Expense Information

3.   Condensed Financial Information ......................................       Financial Highlights;
                                                                                  Yields

4.   General Description of
       Registrant..........................................................       Cover Page; Financial
                                                                                    Highlights; Investment
                                                                                    Objective and Policies

5.   Management of the Fund................................................       Management of the Fund;
                                                                                    Dividends

6.   Capital Stock and Other
       Securities..........................................................       Cover Page; Financial
                                                                                    Highlights; Dividends;
                                                                                    Taxes; Description of
                                                                                    Shares and
                                                                                    Miscellaneous

7.   Purchase of Securities Being
       Offered.............................................................       Management of the Fund;
                                                                                    Purchase and
                                                                                    Redemption of Shares

8.   Redemption or Repurchase..............................................       Purchase and Redemption
                                                                                    of Shares

9.   Pending Legal Proceedings.............................................       Inapplicable

                                    TempFund
                       An Investment Portfolio Offered by
                        Temporary Investment Fund, Inc.


Bellevue Park Corporate Center                         For purchase and redemption orders only call:
400 Bellevue Parkway                                   800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                                   For yield information call: 800-821-6006
                                                       (TempFund Shares code: 24; TempFund Dollar
                                                       Shares code: 20).
                                                       For other information call: 800-821-7432 or
                                                       visit our Web Site at WWW.PIF.com.


     Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios. The shares described in this Prospectus represent interests in the TempFund portfolio (the "Fund").

     The Fund's investment objective is to seek current income and stability of principal. The Fund invests in a portfolio consisting of a broad range of money market instruments, including government, bank, and commercial obligations and repurchase agreements relating to such obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to TempFund Shares, investors may purchase TempFund "Dollar" Shares which accrue daily dividends in the same manner as TempFund Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
 OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
   GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
    INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE
      POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT IT WILL
          BE ABLE TO MAINTAIN ITS NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated January 31, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                                January 31, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     The Company was incorporated in Maryland on February 8, 1973 and commenced operations of the Fund on October 10, 1973. The Fund presently offers two separate classes of shares--TempFund Shares and TempFund Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                     TEMPFUND
                                                                   TEMPFUND           DOLLAR
                                                                    SHARES            SHARES
                                                                  -----------       -----------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees (net of waivers)...........................          .08%              .08%
     Other Expenses.............................................          .10%              .35%
          Administration Fees (net of waivers)..................  .08%              .08%
          Shareholder Servicing Fees............................   --               .25%
          Miscellaneous.........................................  .02%              .02%
     Total Fund Operating Expenses (net of waivers).............          .18%              .43%
                                                                          ===               ===

-------------

                            EXAMPLE                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return; and (2) redemption at the end of each time period with respect to the following:
     TempFund Shares:                                              $2       $ 6       $10        $23
     TempFund Dollar Shares:                                       $4       $14       $24        $54

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) Total Fund operating expenses for TempFund Shares and Dollar Shares for the fiscal year ended September 30, 1997, absent fee waivers, would have been .24% and .49%, respectively, of the Fund's average net assets. The investment adviser and administrators may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table reflects anticipated waivers and has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for TempFund Shares and TempFund Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended September 30, 1997, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years ended September 30, 1997, 1996, 1995, 1994 and 1993 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained by calling (800) 821-7432.


                                TEMPFUND SHARES
    The table below sets forth selected financial data for a TempFund Share outstanding throughout each year presented.

                                                                   YEAR ENDED SEPTEMBER 30,
                                       --------------------------------------------------------------------------------
                                          1997          1996          1995          1994          1993          1992
                                       ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of
 Year...............................        $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                       ----------    ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
 Net Investment Income..............        .0539         .0541         .0567         .0360         .0310         .0424
 Net Realized Gains on Investments..           --            --            --            --            --         .0015
                                       ----------    ----------    ----------    ----------    ----------    ----------
 Total From Investment Operations...        .0539         .0541         .0567         .0360         .0310         .0439
                                       ----------    ----------    ----------    ----------    ----------    ----------
Less Distributions
 Dividends (From Net Investment
   Income)..........................       (.0539)       (.0541)       (.0567)       (.0360)       (.0310)       (.0424)
 Distributions (From Capital
   Gains)...........................           --            --            --            --            --        (.0015)
                                       ----------    ----------    ----------    ----------    ----------    ----------
 Total Distributions................       (.0539)       (.0541)       (.0567)       (.0360)       (.0310)       (.0439)
                                       ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Year........        $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                       ===========   ===========   ===========   ===========   ===========   ===========
 Total Return.......................        5.53%         5.55%         5.82%         3.66%         3.14%         4.48%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's)....   $8,060,501    $5,715,004    $5,351,346    $4,480,851    $5,522,056    $9,227,572
 Ratio of Expenses to Average Daily
   Net Assets.......................       18%(1)       .18%(1)       .24%(1)       .25%(1)          .21%          .21%
 Ratio of Net Investment Income to
   Average Daily Net Assets.........        5.39%         5.41%         5.67%         3.60%         3.10%         4.13%


                                         1991          1990          1989          1988
                                      ----------    ----------    ----------    ----------
Net Asset Value, Beginning of
 Year...............................       $1.00         $1.00         $1.00         $1.00
                                      ----------    ----------    ----------    ----------
Income From Investment Operations
 Net Investment Income..............       .0667         .0815         .0896         .0707
 Net Realized Gains on Investments..          --            --            --            --
                                      ----------    ----------    ----------    ----------
 Total From Investment Operations...       .0667         .0815         .0896         .0707
                                      ----------    ----------    ----------    ----------
Less Distributions
 Dividends (From Net Investment
   Income)..........................      (.0667)       (.0815)       (.0896)       (.0707)
 Distributions (From Capital
   Gains)...........................          --            --            --            --
                                      ----------    ----------    ----------    ----------
 Total Distributions................      (.0667)       (.0815)       (.0896)       (.0707)
                                      ----------    ----------    ----------    ----------
Net Asset Value, End of Year........       $1.00         $1.00         $1.00         $1.00
                                      ===========   ===========   ===========   ===========
 Total Return.......................       6.87%         8.47%         9.34%         7.31%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's)....  $8,888,832    $4,857,260    $5,265,850    $4,583,277
 Ratio of Expenses to Average Daily
   Net Assets.......................        .27%          .30%          .30%          .28%
 Ratio of Net Investment Income to
   Average Daily Net Assets.........       6.53%         8.16%         8.96%         7.02%


---------------


(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempFund Shares would have been .24% for the year ended September 30, 1997, .26% for the year ended September 30, 1996 and .27% for the years ended September 30, 1995 and 1994, respectively.

                             TEMPFUND DOLLAR SHARES

 The table below sets forth selected financial data for a TempFund Dollar Share outstanding throughout each period presented.

                                                                              YEAR ENDED SEPTEMBER 30,
                                                 ----------------------------------------------------------------------------------
                                                   1997        1996         1995         1994         1993        1992       1991
                                                 --------     -------     --------     --------     --------     -------    -------
Net Asset Value, Beginning of Year............      $1.00       $1.00        $1.00        $1.00        $1.00       $1.00      $1.00
                                                 --------     -------     --------     --------     --------     -------    -------
Income From Investment Operations
 Net Investment Income........................      .0514       .0516        .0542        .0335        .0285       .0399      .0642
 Net Realized Gains on Investments............         --          --           --           --           --       .0015         --
                                                 --------     -------     --------     --------     --------     -------    -------
 Total From Investment Operations.............      .0514       .0516        .0542        .0335        .0285       .0414      .0642
                                                 --------     -------     --------     --------     --------     -------    -------
Less Distributions
 Dividends (From Net Investment Income).......     (.0514)     (.0516)      (.0542)      (.0335)      (.0285)     (.0399)    (.0642)
 Distributions (From Capital Gains)...........         --          --           --           --           --      (.0015)        --
                                                 --------     -------     --------     --------     --------     -------    -------
 Total Distributions..........................     (.0514)     (.0516)      (.0542)      (.0335)      (.0285)     (.0414)    (.0642)
                                                 --------     -------     --------     --------     --------     -------    -------
Net Asset Value, End of Year..................      $1.00       $1.00        $1.00        $1.00        $1.00       $1.00      $1.00
                                                 ========     =======     ========     ========     ========     =======    =======
 Total Return.................................      5.27%       5.30%        5.57%        3.41%        2.89%       4.23%      6.62%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's)..............   $355,284     $162,119     $81,828     $102,105     $112,695     $217,230   $44,667
 Ratio of Expenses to Average Daily Net
   Assets.....................................       .43%(1)     .43%(1)      .49%(1)      .50%(1)      .46%        .46%       .52%
 Ratio of Net Investment Income to Average
   Daily Net Assets...........................      5.14%       5.16%        5.42%        3.35%        2.85%       3.88%      6.28%


                                                  1990        1989         1988
                                                --------     -------      -------
Net Asset Value, Beginning of Year............     $1.00       $1.00        $1.00
                                                --------     -------      -------
Income From Investment Operations
 Net Investment Income........................     .0790       .0871        .0682
 Net Realized Gains on Investments............        --          --           --
                                                --------     -------      -------
 Total From Investment Operations.............     .0790       .0871        .0682
                                                --------     -------      -------
Less Distributions
 Dividends (From Net Investment Income).......    (.0790)     (.0871)      (.0682)
 Distributions (From Capital Gains)...........        --          --           --
                                                --------     -------      -------
 Total Distributions..........................    (.0790)     (.0871)      (.0682)
                                                --------     -------      -------
Net Asset Value, End of Year..................     $1.00       $1.00        $1.00
                                                ========     =======      =======
 Total Return.................................     8.22%       9.09%        7.06%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's)..............   $73,968     $101,989     $65,077
 Ratio of Expenses to Average Daily Net
   Assets.....................................      .55%        .55%         .53%
 Ratio of Net Investment Income to Average
   Daily Net Assets...........................     7.91%       8.71%        6.77%


---------------


(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempFund Dollar Shares would have been .49% for the year ended September 30, 1997, .51% for the year ended September 30, 1996 and .52% for the years ended September 30, 1995 and 1994, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income and stability of principal. In pursuing its investment objective, the Fund invests in a broad range of money market instruments, including government, bank and commercial obligations that may be available in the money markets. The following descriptions illustrate the types of instruments in which the Fund invests.


     Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 2a-7, the Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing at any one time.


     With respect to the types of instruments in which the Fund may invest, the Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors. Additionally, securities purchased by the Fund (or the issuers thereof) will be rated at the time of purchase in the highest rating category by either Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), and no such security will be rated less than the highest rating category (e.g. less than "A-1" by Standard & Poor's or "Prime-1" by Moody's) by any NRSRO. A description of applicable NRSRO ratings is in the Appendix to the Statement of Additional Information. First Tier Eligible Securities consist of the following types of securities: (a) securities that have ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO); (b) securities that are issued by an issuer with such ratings; (c) securities without such short-term ratings that have been determined to be of comparable quality by the investment adviser pursuant to guidelines approved by the Board of Directors; or (d) securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

     The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the Fund's assets.

     The Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements.

     The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes may not be actively traded in a secondary market, but, in some cases, the Fund may be entitled to payment of principal on demand and may be able to re-sell such notes in the dealer market. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable or floating rate notes only when the investment adviser deems the investment to involve minimal credit risk. Variable and floating rate notes that do not provide for settlement within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

     The Fund may purchase money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


     The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets. The estimated life of certain asset-backed securities varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     In addition, the Fund may, when deemed appropriate by its investment adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

     The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

INVESTMENT LIMITATIONS

     The Fund's investment objective and the policies described above are not fundamental and may be changed by the Company's Board of Directors without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

THE FUND MAY NOT:

          1. Purchase any securities other than so-called money market instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing.

          3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in federal government obligations or certain bank obligations.

          4. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between 3:00 P.M. and 5:30 P.M., Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempFund Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for TempFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures," except that redemption orders placed between 3:00 P.M. and 5:30 P.M., Eastern time, may only be transmitted by telephone. Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. Telephone instructions for redemptions received between 3:00 P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day, however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 5:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any TempFund Shares account if the value of the account is less than $100,000, and in any TempFund Dollar Shares account if the value of the account is less than $1,000, after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its TempFund Shares account to $100,000 or more or its TempFund Dollar Shares account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 5:30 P.M., Eastern time, on each Business Day (excluding those holidays on which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange are closed). Currently, the holidays which the New York Stock Exchange and the Federal Reserve Bank of Philadelphia observe are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Additionally, the Federal Reserve Bank of Philadelphia is closed on Veterans' Day and Columbus Day. The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset value of the Company's TempCash portfolio. Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.


     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors, has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's TempCash portfolio.

     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1997, the Fund paid investment advisory fees aggregating .08% of its average net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is set forth below under "The Distributor," serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and, maintaining the registration of the Fund's shares for sale under state securities laws. PFPC and PDI are jointly and severally responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' administrative fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended September 30, 1997, the Fund paid administrative fees aggregating .08% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

THE DISTRIBUTOR

     PDI also serves as distributor of the Fund's shares. Its principal offices are located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. TempFund Dollar Shares are identical in all respects to TempFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the

Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. TempFund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended September 30, 1997, the Fund's total expenses with respect to TempFund Shares were .18% of the average net assets of the TempFund Shares and with respect to Dollar Shares were .43% of the average net assets of the Dollar Shares. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company engaged continuously in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial, or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on Dollar Shares will be approximately .25% lower than the dividend on TempFund Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company generally is exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over any net short-term capital loss for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders which are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

     Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for TempFund Shares and Dollar Shares may be quoted. Yield quotations are computed separately for TempFund Shares and TempFund Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for TempFund Shares and Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (TempFund Shares code: 24; TempFund Dollar Shares code: 20) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company has authorized capital of 60 billion shares of Common Stock, $.001 par value per share, of which 40 billion shares are classified as Class B Common Stock, 5 billion shares are classified as Class B--Special Series 1 Common Stock, 5 billion shares are classified as Class C Common Stock and 10 billion shares are classified as Class C--Special 1 Common Stock. Shares of Class C Common Stock and Class C--Special Series 1 Common Stock represent interests in the Company's TempCash portfolio. Shares of Class B Common Stock and Class B--Special Series 1 Common Stock (also known as "Dollar Shares") represent interests in the TempFund portfolio. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock into one or more classes or sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE

INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S TEMPCASH PORTFOLIO MAY OBTAIN SEPARATE PROSPECTUSES BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal, proportionate interest in the assets belonging to the TempFund portfolio. Fund shares do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

     Holders of the Fund's TempFund Shares and Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of the Fund and of the Company's TempCash portfolio will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

    ----------------------------------------------------------------------------
            TABLE OF CONTENTS


                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      8
         Management of the Fund..........     10
         Dividends.......................     12
         Taxes...........................     13
         Yields..........................     14
         Description of Shares and
           Miscellaneous.................     14


       PIF--P-001
                                                       TEMPFUND
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                            TEMPORARY INVESTMENT FUND, INC.
                                                         LOGO


                                                      Prospectus


                                                   January 31, 1998

                         TEMPORARY INVESTMENT FUND, INC.
                              (TEMPCASH PORTFOLIO)
                              CROSS REFERENCE SHEET

     FORM N-1A ITEM                                                               PROSPECTUS CAPTION
1.   Cover Page............................................................       Cover Page

2.   Synopsis..............................................................       Background and
                                                                                  Expense Information

3.   Condensed Financial Information ......................................       Financial Highlights;
                                                                                  Yields

4.   General Description of
       Registrant..........................................................       Cover Page; Financial
                                                                                    Highlights; Investment
                                                                                    Objective and Policies

5.   Management of the Fund................................................       Management of the Fund;
                                                                                    Dividends

6.   Capital Stock and Other
       Securities..........................................................       Cover Page; Financial
                                                                                    Highlights; Dividends;
                                                                                    Taxes; Description of
                                                                                    Shares and
                                                                                    Miscellaneous

7.   Purchase of Securities Being
       Offered.............................................................       Management of the Fund;
                                                                                    Purchase and
                                                                                    Redemption of Shares

8.   Redemption or Repurchase..............................................       Purchase and Redemption
                                                                                    of Shares

9.   Pending Legal Proceedings.............................................       Inapplicable

                                    TempCash
                       An Investment Portfolio Offered by
                        Temporary Investment Fund, Inc.


Bellevue Park Corporate Center                             For purchase and redemption orders
400 Bellevue Parkway                                       only call: 800-441-7450 (in Delaware:
Wilmington, DE 19809                                       302-791-5350). For yield information
                                                           call: 800-821-6006 (TempCash Shares
                                                           code: 21; TempCash Dollar Shares
                                                           code: 23).
                                                           For other information call:
                                                           800-821-7432 or visit our Web Site at
                                                           WWW.PIF.com.


     Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios. The shares described in this Prospectus represent interests in the TempCash portfolio (the "Fund").

     The Fund's investment objective is to seek current income and stability of principal. The Fund invests in a portfolio consisting of a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the banking industry and repurchase agreements relating to such obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to TempCash Shares, investors may purchase TempCash "Dollar" Shares which accrue daily dividends in the same manner as TempCash Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund-Service Organizations.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser, and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
 OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
   GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
    INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE
      POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT IT WILL
          BE ABLE TO MAINTAIN ITS NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated January 31, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                                January 31, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     The Company was incorporated in Maryland on February 8, 1973 and commenced operations of the Fund in February 1984. The Fund presently offers two separate classes of shares--TempCash Shares and TempCash Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                                EXPENSE SUMMARY

                                                                                         TEMPCASH
                                                                     TEMPCASH             DOLLAR
                                                                      SHARES              SHARES
                                                                 ----------------   ------------------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (net of waivers).............................             .08%                 .08%
  Other Expenses...............................................             .10%                 .35%
     Administration Fees (net of waivers)......................    .08%               .08%
     Shareholder Servicing Fees................................     --                .25%
     Miscellaneous.............................................    .02%               .02%
  Total Fund Operating Expenses (net of waivers)...............             .18%                 .43%
                                                                            ===                  ===

---------------

EXAMPLE                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return; and (2) redemption at the end of each time period with respect to the following shares:
     TempCash Shares                                               $2       $ 6       $10       $ 23
     TempCash Dollar Shares                                        $4       $14       $24       $ 54

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in TempCash Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) Total Fund operating expenses for TempCash Shares and Dollar Shares for the fiscal year ended September 30, 1997, absent fee waivers, would have been .30% and .55%, respectively, of the Fund's average net assets. The investment adviser and administrators may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table reflects anticipated waivers and has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for TempCash Shares and TempCash Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended September 30, 1997, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years ended September 30, 1997, 1996, 1995, 1994 and 1993 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained by calling (800) 821-7432.


                                TEMPCASH SHARES

    The table below sets forth selected financial data for a TempCash Share outstanding throughout each period presented.

                                                                      YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993          1992
                                          ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Year.......      $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                          ----------    ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
 Net Investment Income...................       0541         .0542         .0575         .0370         .0310         .0424
 Net Realized Gains on Investments.......         --            --            --            --            --         .0008
                                          ----------    ----------    ----------    ----------    ----------    ----------
 Total From Investment Operations........      .0541         .0542         .0575         .0370         .0310         .0432
                                          ----------    ----------    ----------    ----------    ----------    ----------
Less Distributions
 Dividends (From Net Investment
   Income)...............................     (.0541)       (.0542)       (.0575)       (.0370)       (.0310)       (.0424)
 Distributions (From Capital Gains)......         --            --            --            --            --        (.0008)
                                          ----------    ----------    ----------    ----------    ----------    ----------
 Total Distributions.....................     (.0541)       (.0542)       (.0575)       (.0370)       (.0310)       (.0432)
                                          ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Year.............      $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                          ==========    ==========    ==========    ==========    ==========    ==========
 Total Return............................       5.55%         5.56%         5.90%         3.76%         3.14%         4.41%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's)......... $1,991,037    $1,835,326    $1,316,166    $2,330,456    $1,479,035    $1,492,959
 Ratio of Expenses to Average Daily Net
   Assets................................         18%(1)       .18%(1)       .16%(1)       .16%(1)       .19%(1)       .20%(1)
 Ratio of Net Investment Income to
   Average Daily Net Assets..............       5.41%         5.42%         5.75%         3.70%         3.10%         4.14%


                                              1991          1990         1989        1988
                                           ----------    ----------    --------    --------
Net Asset Value, Beginning of Year.......       $1.00         $1.00       $1.00       $1.00
                                           ----------    ----------    ---------   --------
Income From Investment Operations
 Net Investment Income...................       .0676         .0830       .0911       .0723
 Net Realized Gains on Investments.......          --            --          --          --
                                           ----------    ----------    ---------   --------
 Total From Investment Operations........       .0676         .0830       .0911       .0723
                                           ----------    ----------    ---------   --------
Less Distributions
 Dividends (From Net Investment
   Income)...............................      (.0676)       (.0830)     (.0911)     (.0723)
 Distributions (From Capital Gains)......          --            --          --          --
                                           ----------    ----------    ---------   --------
 Total Distributions.....................      (.0676)       (.0830)     (.0911)     (.0723)
                                           ----------    ----------    ---------   --------
Net Asset Value, End of Year.............       $1.00         $1.00       $1.00       $1.00
                                           ==========    ==========    =========   ========
 Total Return............................        6.97%         8.62%       9.50%       7.45%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's).........  $1,528,637    $1,179,276    $560,740    $319,267
 Ratio of Expenses to Average Daily Net
   Assets................................         .20%(1)       .20%(1)     .20%(1)     .19%(1)
 Ratio of Net Investment Income to
   Average Daily Net Assets..............        6.57%         8.17%       9.17%       7.33%


---------------


(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash shares would have been .30%, .33%, .30%, .33%, .37%, .33%, .34%, .39%, 41% and .43% for the years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and
    1988, respectively.

                             TEMPCASH DOLLAR SHARES

 The table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each year presented.


                                                               YEAR ENDED SEPTEMBER 30,
                      -----------------------------------------------------------------------------------------------------------
                        1997       1996       1995       1994       1993       1992       1991       1990       1989       1988
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
  Beginning of
  Year...............    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income From
  Investment
  Operations
  Net Investment
    Income...........    .0516      .0517      .0550      .0345      .0285      .0399      .0651      .0805      .0886      .0698
  Net Realized Gains
    on Investments...       --         --         --         --         --      .0008         --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total From
    Investment
    Operations.......    .0516      .0517      .0550      .0345      .0285      .0407      .0651      .0805      .0886      .0698
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less Distributions
  Dividends (From Net
    Investment
    Income)..........   (.0516)    (.0517)    (.0550)    (.0345)    (.0285)    (.0399)    (.0651)    (.0805)    (.0886)    (.0698)
  Distributions (From
    Capital Gains)...       --         --         --         --         --     (.0008)        --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total
    Distributions....   (.0516)    (.0517)    (.0550)    (.0345)    (.0285)    (.0407)    (.0651)    (.0805)    (.0886)    (.0698)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
  of Year............    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                      ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
  Total Return.......     5.29%      5.31%      5.65%      3.51%      2.89%      4.16%      6.72%      8.37%      9.25%      7.20%
  Ratios/Supplemental
    Data
  Net Assets, End of
    Year (000's)..... $401,529   $527,830   $454,156   $397,948   $307,239   $408,900   $438,721   $317,267   $209,507   $125,166
  Ratio of Expenses
    to Average Daily
    Net Assets.......  .43%(1)    .43%(1)    .41%(1)    .41%(1)    .44%(1)    .45%(1)    .45%(1)    .45%(1)    .45%(1)    .44%(1)
  Ratio of Net
    Investment Income
    to Average Daily
    Net Assets.......     5.16%      5.17%      5.50%      3.45%      2.85%      3.89%      6.32%      7.92%      8.92%      7.08%


---------------


(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash Dollar shares would have been .55%, .58%, .55%, .58%, .62%, .58%, .59%, .64%, .66% and .68% for
    the years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991,
    1990, 1989 and 1988, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income and stability of principal. In pursuing its investment objective, the Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations that may be available in the money markets. The following descriptions illustrate the types of instruments in which the Fund invests.


     Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 2a-7, the Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing at any one time.


     The Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors. First Tier Eligible Securities consist of the following types of securities: (a) securities that have ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO); (b) securities that are issued by an issuer with such ratings; (c) securities without such short-term ratings that have been determined to be of comparable quality by the investment adviser pursuant to guidelines approved by the Board of Directors; or (d) securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities. A description of applicable NRSRO ratings is in the Appendix to the Statement of Additional Information.

     The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

     The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

     The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes may not be actively traded in a secondary market but, in some cases, the Fund may be entitled to payment of principal on demand and may be able to re-sell such notes in the dealer market. Variable and floating rate notes are not typically rated by credit rating agencies, but their issuers must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable or floating rate notes only when the investment adviser deems the investment to involve minimal credit risk. Variable and floating rate notes that do not provide for settlement within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

     The Fund may purchase money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The estimated life of certain asset-backed securities varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. CMOs sometimes demonstrate an additional level of volatility and may, in certain circumstances, be less liquid than other money market instruments. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

     In addition, the Fund may, when deemed appropriate by its investment adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.


     The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.


     The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits, and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Directors without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

THE FUND MAY NOT:

          1. Purchase any securities other than so-called money market instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing.

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempCash Shares and $5,000 for TempCash Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for TempCash Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this minimum $3 million and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any TempCash Shares account if the value of the account is less than $100,000, and in any TempCash Dollar Shares account if the value of the account is less than $1,000, after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its TempCash Shares account to $100,000 or more or its TempCash Dollar Shares account to $1,000 or more, no such redemption shall take place. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each Business Day (excluding holidays on which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange are closed). Currently, the holidays which the New York Stock Exchange and the Federal Reserve Bank of Philadelphia observe are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays fall on a Saturday or Sunday, respectively. Additionally, the Federal Reserve Bank of Philadelphia is closed on Veterans' Day and Columbus Day. The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset value of the Company's TempFund portfolio.


     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors, has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's TempFund portfolio.

     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1997, the Fund paid investment advisory fees aggregating .08% of its average net assets.


     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC (subject to adjustment in certain circumstances).

The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is set forth below under "The Distributor," serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and, maintaining the registration of the Fund's shares for sale under state securities laws. PFPC and PDI are jointly and severally responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' administrative fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended September 30, 1997, the Fund paid administrative fees aggregating .08% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

THE DISTRIBUTOR

     PDI also serves as distributor of the Fund's shares. Its principal offices are located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. TempCash Dollar Shares are identical in all respects to TempCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and, providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. TempCash shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended September 30, 1997, the Fund's total expenses with respect to TempCash Shares were .18% of the average net assets of the TempCash Shares and the Fund's total expenses with respect to Dollar Shares were .43% of the average net assets of the Dollar Shares. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company engaged continuously in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company for and upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial, or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on Dollar Shares will be approximately .25% lower than the dividend on TempCash Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company generally is exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over any net short-term capital loss for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders which are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

     Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholder. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for TempCash Shares and TempCash Dollar Shares may be quoted. Yield quotations are computed separately for TempCash Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for TempCash Shares and Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (TempCash Shares code: 21; TempCash Dollar Shares code: 23) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company has authorized capital of 60 billion shares of Common Stock, $.001 par value per share, of which 40 billion shares are classified as Class B Common Stock, 5 billion shares are classified as Class B--Special Series 1 Common Stock, 5 billion shares are classified as Class C Common Stock and 10 billion shares are classified as Class C--Special Series 1 Common Stock. Shares of Class C Common Stock and Class C--Special Series 1 Common Stock (also known as "Dollar Shares") represent interests in the Company's TempCash portfolio. Shares of Class B Common Stock and

Class B--Special Series 1 Common Stock represent interests in the TempFund portfolio. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock into one or more classes or sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S TEMPFUND PORTFOLIO MAY OBTAIN A SEPARATE PROSPECTUS BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal, proportionate interest in the assets belonging to the Fund. Fund shares do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

     Holders of the Fund's TempCash Shares and Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of the Fund and of the Company's TempFund portfolio will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS


                                          PAGE
                                         ------
         Background and Expense
           Information...................      2

         Financial Highlights............      3

         Investment Objective and
           Policies......................      5

         Purchase and Redemption of
           Shares........................      8

         Management of the Fund..........     10

         Dividends.......................     13

         Taxes...........................     13

         Yields..........................     14

         Description of Shares and
           Miscellaneous.................     14




PIF-P-002


                                                       TEMPCASH

                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                            TEMPORARY INVESTMENT FUND, INC.
                                                         LOGO

                                                      Prospectus


                                                   January 31, 1998

                         TEMPORARY INVESTMENT FUND, INC.
                              (TEMPCASH PORTFOLIO)
                              CROSS REFERENCE SHEET


     FORM N-1A ITEM                                                               PROSPECTUS CAPTION

1.   Cover Page............................................................       Cover Page

2.   Synopsis..............................................................       Background and
                                                                                  Expense Information

3.   Condensed Financial Information ......................................       Financial Highlights;
                                                                                  Yields

4.   General Description of
       Registrant..........................................................       Cover Page; Financial
                                                                                    Highlights; Investment
                                                                                    Objective and Policies

5.   Management of the Fund................................................       Management of the Fund;
                                                                                    Dividends

6.   Capital Stock and Other
       Securities..........................................................       Cover Page; Financial
                                                                                    Highlights; Dividends;
                                                                                    Taxes; Description of
                                                                                    Shares and
                                                                                    Miscellaneous

7.   Purchase of Securities Being
               Offered ....................................................       Management of the Fund;
                                                                                    Purchase and
                                                                                    Redemption of Shares

8.   Redemption or Repurchase..............................................       Purchase and Redemption
                                                                                    of Shares

9.   Pending Legal Proceedings.............................................       Inapplicable

                                    TEMPCASH
                       An Investment Portfolio Offered by
                         Temporary Investment Fund, Inc.


Bellevue Park Corporate Center         For purchase and redemption orders
400 Bellevue Parkway                   only call:  800-441-7450 (in Delaware:
Wilmington, DE 19809                   302-791-5350).  For yield information
                                       call:  800-821-6006 (TempCash Shares
                                       code:  21; TempCash Dollar Shares
                                       code:  23).
                                       For other information call: 800-821-7432 or visit our Web Site at WWW.PIF.com.


         Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios. The shares described in this Prospectus represent interests in the TempCash portfolio (the "Fund").

         The Fund's investment objective is to seek current income and stability of principal. The Fund invests in a portfolio consisting of a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the banking industry and repurchase agreements relating to such obligations.

         Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to TempCash Shares, investors may purchase TempCash "Dollar" Shares which accrue daily dividends in the same manner as TempCash Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund-Service Organizations.")

         PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser, and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.

                            ----------------------

                     SHARES OF THE FUND ARE NOT DEPOSITS OR
                   OBLIGATIONS OF OR GUARANTEED, ENDORSED, OR
                      OTHERWISE SUPPORTED BY PNC BANK CORP.
        OR ITS AFFILIATES, OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY
        INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
          RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND
            INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
            PRINCIPAL. THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE
               TO MAINTAIN ITS NET ASSET VALUE OF $1.00 PER SHARE.

         This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated January 31, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.


                             ----------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
              NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
              STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
                         OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------


                                January 31, 1998

                       BACKGROUND AND EXPENSE INFORMATION

         The Company was incorporated in Maryland on February 8, 1973 and commenced operations of the Fund in February 1984. The Fund presently offers two separate classes of shares -- TempCash Shares and TempCash Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")


                                   EXPENSE SUMMARY



                                                                                                      TEMPCASH
                                                                                   TEMPCASH            DOLLAR
                                                                                    SHARES             SHARES
                                                                                   ----------       --------------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
      Management Fees(net of waivers)........................................             .08%                 .08%
      Other Expenses.........................................................             .10%                 .35%
              Administration Fees(net of waivers)............................      .08%             .08%
              Shareholder Servicing Fees.....................................       --              .25%
              Miscellaneous..................................................      .02%             .02%
                                                                                   ---    ---       ---
      Total Fund Operating Expenses(net of waivers)..........................             .18%                 .43%
                                                                                          ===                  ===


---------------

EXAMPLE                                                                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------                                                                       ------    -------   -------   --------

You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return; and
  (2) redemption at the end of each time period
  with respect to the following shares:
      TempCash Shares                                                           $  2      $  6      $ 10       $ 23
      TempCash Dollar Shares                                                    $  4      $ 14      $ 24       $ 54


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.



         The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in TempCash Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) Total Fund operating expenses for TempCash Shares and Dollar Shares for the fiscal year ended September 30, 1997, absent fee waivers, would have been .30% and .55%, respectively, of the Fund's average net assets. The investment adviser and administrators may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table reflects anticipated waivers and has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


         The following financial highlights for TempCash Shares and TempCash Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended September 30, 1997, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years ended September 30, 1997, 1996, 1995, 1994 and 1993 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained by calling (800) 821-7432.


                                 TEMPCASH SHARES

     The table below sets forth selected financial data for a TempCash Share outstanding throughout each period presented.



                                                                                Year Ended September 30,
                                                          1997            1996           1995           1994           1993
                                                          ----            ----           ----           ----           ----

Net Asset Value, Beginning of Year................        $1.00           $1.00          $1.00          $1.00          $1.00
                                                          -----           -----          -----          -----          -----
Income From Investment Operations
   Net Investment Income..........................        .0541           .0542          .0575          .0370          .0310
   Net Realized Gains on Investments..............        -----           -----          -----          -----          -----
                                                          -----           -----          -----          -----          -----
   Total From Investment Operations...............        .0541           .0542          .0575          .0370          .0310
                                                          -----           -----          -----          -----          -----
Less Distributions
   Dividends (From Net Investment Income).........       (.0541)         (.0542)        (.0575)        (.0370)        (.0310)
   Distributions (From Capital Gains).............        -----           -----          -----          -----          -----
                                                          -----           -----          -----          -----          -----
   Total Distributions............................       (.0541)         (.0542)        (.0575)        (.0370)        (.0310)
                                                          -----           -----          -----          -----          -----
Net Asset Value, End of Year......................        $1.00           $1.00          $1.00          $1.00          $1.00
                                                          =====           =====          =====          =====          =====

   Total Return...................................         5.55%           5.56%          5.90%          3.76%          3.14%
   Ratios/Supplemental Data
   Net Assets, End of Year (000's)................   $1,991,037      $1,835,326     $1,316,166     $2,330,456     $1,479,035
   Ratio of Expenses to Average
     Daily Net Assets.............................          .18%(1)         .18%(1)       .161            .16%(1)        .19%(1)
   Ratio of Net Investment Income to
     Average Daily Net Assets.....................         5.41%           5.42%          5.75%          3.70%          3.10%



                                                                                 Year Ended September 30,
                                                           1992            1991            1990           1989            1988
                                                           ----            ----            ----           ----            ----

Net Asset Value, Beginning of Year................        $1.00           $1.00           $1.00            $1.00          $1.00
                                                          -----           -----           -----            -----          -----
Income From Investment Operations
   Net Investment Income..........................        .0424           .0676           .0830            .0911          .0723
   Net Realized Gains on Investments..............        .0008           -----           -----            -----          -----
                                                          -----           -----           -----            -----          -----
   Total From Investment Operations...............        .0432           .0676           .0830            .0911          .0723
                                                          -----           -----           -----            -----          -----
Less Distributions
   Dividends (From Net Investment Income).........       (.0424)         (.0676)         (.0830)          (.0911)        (.0723)
   Distributions (From Capital Gains).............       (.0008)          -----           -----            -----          -----
                                                          -----           -----           -----            -----          -----
   Total Distributions............................       (.0432)         (.0676)         (.0830)          (.0911)        (.0723)
                                                          -----           -----           -----            -----          -----
Net Asset Value, End of Year......................        $1.00           $1.00           $1.00            $1.00          $1.00
                                                          =====           =====           =====            =====          =====

   Total Return...................................         4.41%           6.97%           8.62%            9.50%          7.45%
   Ratios/Supplemental Data
   Net Assets, End of Year (000's)................   $1,492,959      $1,528,637      $1,179,276         $560,740       $319,267
   Ratio of Expenses to Average
     Daily Net Assets.............................          .20%(1)         .20%(1)         .20%(1)          .20%(1)        .19%(1)
   Ratio of Net Investment Income to
     Average Daily Net Assets.....................         4.14%           6.57%           8.17%            9.17%          7.33%



---------------------------------


(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash shares would have been .30%, .33%, .30%, .33%, .37%, .33%, .34%, .39%, 41% and .43% for
         the years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991,
         1990, 1989 and 1988, respectively.

                             TEMPCASH DOLLAR SHARES

        The table below sets forth selected financial data for a TempCash
            Dollar Share outstanding throughout each year presented.



                                                                              Year Ended September 30,
                                                         1997           1996            1995             1994           1993
                                                       --------       --------        --------        --------        --------

Net Asset Value, Beginning of Year................        $1.00          $1.00           $1.00           $1.00           $1.00
                                                       --------       --------        --------        --------        --------

Income From Investment Operations
  Net Investment Income...........................        .0516          .0517           .0550           .0345           .0285
  Net Realized Gains on Investments...............          --              --              --             --              --
                                                       --------       --------        --------        --------        --------
  Total From Investment Operations................        .0516          .0517           .0550           .0345           .0285
                                                       --------       --------        --------        --------        --------

Less Distributions
  Dividends (From Net Investment
    Income).......................................       (.0516)        (.0517)         (.0550)         (.0345)         (.0285)
  Distributions (From Capital Gains)..............          --              --              --             --              --
                                                       --------       --------        --------        --------        --------
  Total Distributions.............................       (.0516)        (.0517)         (.0550)         (.0345)         (.0285)
                                                       --------       --------        --------        --------        --------
Net Asset Value, End of Year......................        $1.00          $1.00           $1.00           $1.00           $1.00
                                                       ========       ========        ========        ========        ========

  Total Return ...................................         5.29%          5.31%           5.65%           3.51%           2.89%

  Ratios/Supplemental Data
  Net Assets, End of Year (000's).................     $401,529       $527,830        $454,156        $397,948        $307,239
                                                       --------       --------        --------        --------        --------

  Ratio of Expenses to Average Daily
    Net Assets....................................          .43%(1)        .43%(1)         .41%(1)         .41%(1)         .44%(1)
  Ratio of Net Investment Income to
    Average Daily Net Assets......................         5.16%          5.17%           5.50%           3.45%           2.85%




                                                                                Year Ended September 30,
                                                         1992              1991           1990          1989           1988
                                                       --------         --------       --------        --------      --------

Net Asset Value, Beginning of Year................        $1.00            $1.00          $1.00           $1.00         $1.00
                                                       --------         --------       --------        --------      --------

Income From Investment Operations
  Net Investment Income...........................        .0399            .0651          .0805           .0886         .0698
  Net Realized Gains on Investments...............        .0008              --             --              --            --
                                                       --------         --------       --------        --------      --------
  Total From Investment Operations................        .0407            .0651          .0805           .0886         .0698
                                                       --------         --------       --------        --------      --------

Less Distributions
  Dividends (From Net Investment
    Income).......................................       (.0399)          (.0651)        (.0805)         (.0886)       (.0698)
  Distributions (From Capital Gains)..............       (.0008)              --             --              --            --
                                                       --------         --------       --------        --------      --------
  Total Distributions.............................       (.0407)          (.0651)        (.0805)         (.0886)       (.0698)
                                                       --------         --------       --------        --------      --------
Net Asset Value, End of Year......................        $1.00            $1.00          $1.00           $1.00         $1.00
                                                       ========         ========       ========        ========      ========

  Total Return ...................................         4.16%            6.72%          8.37%           9.25%         7.20%

  Ratios/Supplemental Data
  Net Assets, End of Year (000's).................     $408,900         $438,721       $317,267        $209,507      $125,166
                                                       --------         --------       --------        --------      --------

  Ratio of Expenses to Average Daily
    Net Assets....................................          .45%(1)          .45%(1)        .45%(1)         .45%(1)       .44%(1)
  Ratio of Net Investment Income to
    Average Daily Net Assets......................         3.89%            6.32%          7.92%           8.92%         7.08%



------------------------------------------------


(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash Dollar shares would have been .55%, .58%, .55%, .58%, .62%, .58%, .59%, .64%, .66% and .68%
         for the years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992,
         1991, 1990, 1989 and 1988, respectively.

                        INVESTMENT OBJECTIVE AND POLICIES


         The Fund's investment objective is to seek current income and stability of principal. In pursuing its investment objective, the Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations that may be available in the money markets. The following descriptions illustrate the types of instruments in which the Fund invests.


         Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 2a-7, the Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing at any one time.


         The Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors. First Tier Eligible Securities consist of the following types of securities: (a) securities that have ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO); (b) securities that are issued by an issuer with such ratings; (c) securities without such short-term ratings that have been determined to be of comparable quality by the investment adviser pursuant to guidelines approved by the Board of Directors; or (d) securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities. A description of applicable NRSRO ratings is in the Appendix to the Statement of Additional Information.

         The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

         The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes may not be actively traded in a secondary market but, in some cases, the Fund may be entitled to payment of principal on demand and may be able to re-sell such notes in the dealer market. Variable and floating rate notes are not typically rated by credit rating agencies, but their issuers must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable or floating rate notes only when the investment adviser deems the investment to involve minimal credit risk. Variable and floating rate notes that do not provide for settlement within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

         The Fund may purchase money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

         The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The estimated life of certain asset-backed securities varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. CMOs sometimes demonstrate an additional level of volatility and may, in certain circumstances, be less liquid than other money market instruments. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

         In addition, the Fund may, when deemed appropriate by its investment adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.


         The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.


         The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits, and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)


INVESTMENT LIMITATIONS

         The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Directors without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

THE FUND MAY NOT:

                  1. Purchase any securities other than so-called money market instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits.

                  2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing.

                  3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry.

                  4. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.


                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

         Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441- 7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

         Payment for Fund shares may be made only in federal funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempCash Shares and $5,000 for TempCash Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for TempCash

Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this minimum $3 million and warrants this reduction.

         Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Banking Laws.")

REDEMPTION PROCEDURES

         Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

         Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

         The Fund shall have the right to redeem shares in any TempCash Shares account if the value of the account is less than $100,000, and in any TempCash Dollar Shares account if the value of the account is less than $1,000, after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its TempCash Shares account to $100,000 or more or its TempCash Dollar Shares account to $1,000 or more, no such redemption shall take place. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

         The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each Business Day (excluding holidays on which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange are closed). Currently, the holidays which the New York Stock Exchange and the Federal Reserve Bank of Philadelphia observe are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Additionally, the Federal Reserve Bank of Philadelphia is closed on Veterans' Day and Columbus Day. The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset value of the Company's TempFund portfolio.


         Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

         The business and affairs of the Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER AND SUB-ADVISER

         PIMC, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors, has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's TempFund portfolio.

         PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


         As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1997, the Fund paid investment advisory fees aggregating .08% of its average net assets.



         As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


         PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is set forth below under "The Distributor," serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and, maintaining the registration of the Fund's shares for sale under state securities laws. PFPC and PDI are jointly and severally responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



         For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' administrative fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended September 30, 1997, the Fund paid administrative fees aggregating .08% of its average net assets.


         PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

THE DISTRIBUTOR

         PDI also serves as distributor of the Fund's shares. Its principal offices are located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

         Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. TempCash Dollar Shares are identical in all respects to TempCash

Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund -- Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and, providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. TempCash shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


         Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended September 30, 1997, the Fund's total expenses with respect to TempCash Shares were .18% of the average net assets of the TempCash Shares and the Fund's total expenses with respect to Dollar Shares were .43% of the average net assets of the Dollar Shares. With regard to fees paid exclusively by Dollar Shares, see "Service Organizations" above.


BANKING LAWS

         Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company engaged continuously in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company for and upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

         Should future legislative, judicial, or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.


                                    DIVIDENDS


         Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


         Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on Dollar Shares will be approximately .25% lower than the dividend on TempCash Shares.

         Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

         PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                      TAXES

         The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company generally is exempt from federal income tax on amounts distributed to its shareholders.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over any net short-term capital loss for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders which are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

         Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

         The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholder. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.


                                     YIELDS

         From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for TempCash Shares and TempCash Dollar Shares may be quoted. Yield quotations are computed separately for TempCash Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

         The Fund's yield figures for TempCash Shares and Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (TempCash Shares code: 21; TempCash Dollar Shares code: 23) to obtain current yield information.

                     DESCRIPTION OF SHARES AND MISCELLANEOUS

         The Company has authorized capital of 60 billion shares of Common Stock, $.001 par value per share, of which 40 billion shares are classified as Class B Common Stock, 5 billion shares are classified as Class B -- Special Series 1 Common Stock, 5 billion shares are classified as Class C Common Stock and 10 billion shares are classified as Class C -- Special Series 1 Common Stock. Shares of Class C Common Stock and Class C -- Special Series 1 Common Stock (also known as "Dollar Shares") represent interests in the Company's TempCash portfolio. Shares of Class B Common Stock and Class B --Special Series 1 Common Stock represent interests in the TempFund portfolio. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock into one or more classes or sub-classes.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S TEMPFUND PORTFOLIO MAY OBTAIN A SEPARATE PROSPECTUS BY CALLING 800-998-7633.

         The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

         Each Fund share represents an equal, proportionate interest in the assets belonging to the Fund. Fund shares do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

         Holders of the Fund's TempCash Shares and Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of the Fund and of the Company's TempFund portfolio will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

         For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS; AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               -------------------




                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


BACKGROUND AND EXPENSE
         INFORMATION........................................................

FINANCIAL HIGHLIGHTS........................................................

INVESTMENT OBJECTIVE AND
         POLICIES...........................................................

PURCHASE AND REDEMPTION OF
         SHARES.............................................................

MANAGEMENT OF THE FUND......................................................

DIVIDENDS...................................................................

TAXES    ...................................................................

YIELDS   ...................................................................

DESCRIPTION OF SHARES AND
         MISCELLANEOUS......................................................




                                    TEMPCASH



                                     OFFERED
                                     THROUGH
                                    USAA AMA
                                      ASSET
                                   MANAGEMENT
                                     ACCOUNT



                                   PROSPECTUS
                                     INSIDE

                                JANUARY 31, 1998




                                                        USAA
                   USAA                              INVESTMENT
                                                     MANAGEMENT
                                                      COMPANY

                         TEMPORARY INVESTMENT FUND, INC.
                            (TEMPCASH DOLLAR SHARES)
                              CROSS REFERENCE SHEET


   FORM N-1A ITEM                                         PROSPECTUS CAPTION

1. Cover Page......................................     Cover Page

2. Synopsis........................................     Background and
                                                        Expense Information

3. Condensed Financial Information ................     Financial Highlights;
                                                        Yields

4. General Description of
     Registrant....................................     Cover Page; Financial
                                                          Highlights; Investment
                                                          Objective and Policies

5. Management of the Fund..........................     Management of the Fund;
                                                          Dividends

6. Capital Stock and Other
     Securities....................................     Cover Page; Financial
                                                          Highlights; Dividends;
                                                          Taxes; Description of
                                                          Shares and
                                                          Miscellaneous

7. Purchase of Securities Being
     Offered.......................................     Management of the Fund;
                                                          Purchase and
                                                          Redemption of Shares

8. Redemption or Repurchase........................     Purchase and Redemption
                                                          of Shares

9. Pending Legal Proceedings.......................     Inapplicable

                                    TempCash
                                 Dollar Shares
                       An Investment Portfolio Offered by
                        Temporary Investment Fund, Inc.


Bellevue Park Corporate Center                       For purchase and redemption orders only call:
400 Bellevue Parkway                                 800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                                 For yield information call: 800-821-6006
                                                     (Dollar Shares code: 23).
                                                     For other information call: 800-821-7432 or
                                                     visit our Web Site at WWW.PIF.com.


     Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios. This Prospectus describes one class of shares ("Dollar Shares") in the TempCash portfolio (the "Fund").

     The Fund's investment objective is to seek current income and stability of principal. The Fund invests in a portfolio consisting of a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the banking industry and repurchase agreements relating to such obligations.

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Dollar Shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. Service Organizations will perform shareholder servicing and provide assistance in connection with the distribution of Dollar Shares and receive fees from the Fund for their services. (See "Management of the Fund--Service Organizations.")
                            ------------------------


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
 OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
   GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
    INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE
      POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT IT WILL
          BE ABLE TO MAINTAIN ITS NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated January 31, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                                January 31, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     The Company was incorporated in Maryland on February 8, 1973 and commenced operations of the Fund in February 1984. The Fund presently offers two separate classes of shares--TempCash Shares and TempCash Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")

                         EXPENSE SUMMARY--DOLLAR SHARES


                                                                                     DOLLAR
                                                                                     SHARES
                                                                                   -----------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------
(as a percentage of average net assets)
  Management Fees (net of waivers)...............................................          .08%
  Other Expenses.................................................................          .35%
     Administration Fees (net of waivers)........................................  .08%
     Shareholder Servicing Fees..................................................  .25%
     Miscellaneous...............................................................  .02%
  Total Fund Operating Expenses (net of waivers).................................          .43%
                                                                                           ===


---------------

EXAMPLE                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------  ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return; and (2) redemption at the
  end of each time period with respect to Dollar Shares:        $4        $14        $24        $ 54

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) Total Fund operating expenses for Dollar Shares for the fiscal year ended September 30, 1997, absent fee waivers, would have been .55% of the Fund's average net assets. The investment adviser and administrators may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table reflects anticipated waivers and has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for TempCash Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended September 30, 1997 and for each of the nine preceding fiscal years. The financial highlights for the fiscal years ended September 30, 1997, 1996, 1995, 1994 and 1993 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained by calling
(800) 821-7432.


                             TEMPCASH DOLLAR SHARES

 The table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each year presented.

                                                                          YEAR ENDED SEPTEMBER 30,
                                                 --------------------------------------------------------------------------
                                                   1997         1996         1995         1994         1993         1992
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Year..............     $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                  --------     --------     --------     --------     --------     --------
Income From Investment Operations
 Net Investment Income..........................     .0516        .0517        .0550        .0345        .0285        .0399
 Net Realized Gains on Investments..............        --           --           --           --           --        .0008
                                                  --------     --------     --------     --------     --------     --------
 Total From Investment Operations...............     .0516        .0517        .0550        .0345        .0285        .0407
                                                  --------     --------     --------     --------     --------     --------
Less Distributions
 Dividends (From Net Investment Income).........    (.0516)      (.0517)      (.0550)      (.0345)      (.0285)      (.0399)
 Distributions (From Capital Gains).............        --           --           --           --           --       (.0008)
                                                  --------     --------     --------     --------     --------     --------
 Total Distributions............................    (.0516)      (.0517)      (.0550)      (.0345)      (.0285)      (.0407)
                                                  --------     --------     --------     --------     --------     --------
Net Asset Value, End of Year....................     $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                  ========     ========     ========     ========     ========     ========
 Total Return...................................      5.29%        5.31%        5.65%        3.51%        2.89%        4.16%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's)................ $ 401,529    $ 527,830    $ 454,156    $ 397,948    $ 307,239    $ 408,900
 Ratio of Expenses to Average Daily Net
   Assets.......................................       .43%(1)       .43%(1)       .41%(1)       .41%(1)       .44%(1)       .45%(1)
 Ratio of Net Investment Income to Average Daily
   Net Assets...................................      5.16%        5.17%        5.50%        3.45%        2.85%        3.89%


                                                    1991         1990         1989         1988
                                                  ---------    ---------    ---------    ---------
                                                 <C
Net Asset Value, Beginning of Year..............      $1.00        $1.00        $1.00        $1.00
                                                   --------     --------     --------     --------
Income From Investment Operations
 Net Investment Income..........................      .0651        .0805        .0886        .0698
 Net Realized Gains on Investments..............         --           --           --           --
                                                   --------     --------     --------     --------
 Total From Investment Operations...............      .0651        .0805        .0886        .0698
                                                   --------     --------     --------     --------
Less Distributions
 Dividends (From Net Investment Income).........     (.0651)      (.0805)      (.0886)      (.0698)
 Distributions (From Capital Gains).............         --           --           --           --
                                                   --------     --------     --------     --------
 Total Distributions............................     (.0651)      (.0805)      (.0886)      (.0698)
                                                   --------     --------     --------     --------
Net Asset Value, End of Year....................      $1.00        $1.00        $1.00        $1.00
                                                   ========     ========     ========     ========
 Total Return...................................       6.72%        8.37%        9.25%        7.20%
 Ratios/Supplemental Data
 Net Assets, End of Year (000's)................  $ 438,721    $ 317,267    $ 209,507    $ 125,166
 Ratio of Expenses to Average Daily Net
   Assets.......................................        .45%(1)       .45%(1)       .45%(1)       .44%(1)
 Ratio of Net Investment Income to Average Daily
   Net Assets...................................       6.32%        7.92%        8.92%        7.08%


---------------


(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash Dollar Shares would have been .55%, .58%, .55%, .58%, .62%, .58%, .59%, .64%, .66% and .68% for the
    years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990,
    1989 and 1988, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income and stability of principal. In pursuing its investment objective, the Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations that may be available in the money markets. The following descriptions illustrate the types of instruments in which the Fund invests.


     Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 2a-7, the Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing at any one time.


     The Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors. First Tier Eligible Securities consist of the following types of securities: (a) securities that have ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO); (b) securities that are issued by an issuer with such ratings; (c) securities without such short-term ratings that have been determined to be of comparable quality by the investment adviser pursuant to guidelines approved by the Board of Directors; or (d) securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities. A description of applicable NRSRO ratings is in the Appendix to the Statement of Additional Information.

     The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

     The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for the other commercial paper issuers.

     The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes may not be actively traded in a secondary market, but in some cases, the Fund may be entitled to payment of principal on demand and may be able to re-sell such notes in the dealer market. Variable and floating rate notes are not typically rated by credit rating agencies, but their issuers must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable or floating rate notes only when the investment adviser deems the investment to involve minimal credit risk. Variable and floating rate notes that do not provide for settlement within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

     The Fund may purchase money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The estimated life of certain asset-backed securities varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. CMOs sometimes demonstrate an additional level of volatility and may, in certain circumstances, be less liquid than other money market instruments. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

     In addition, the Fund may, when deemed appropriate by its investment adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.


     The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.


     The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation. (See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.)

INVESTMENT LIMITATIONS

     The Fund's investment objectives and policies described above are not fundamental and may be changed by the Company's Board of Directors without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

THE FUND MAY NOT:

          1. Purchase any securities other than so-called money market instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing.

          3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry.

          4. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Dollar Shares are sold exclusively to institutional investors, such as banks and savings and loan associations ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of Dollar Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase Dollar Shares should contact their account representatives.

     Purchase orders must be transmitted by a Service Organization directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established by the Service Organization in connection with a customer's account. Dollar Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.

     Purchase orders for shares are accepted by the Fund only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the Service Organization placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Dollar Shares may be made only in federal funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $5,000 and there is no minimum subsequent investment; however, Service Organizations may set a higher minimum initial investment and minimum subsequent investments for their customers.

     Conflict of interest restrictions may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted by the Service Organization to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any Dollar Shares account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each Business Day (excluding those holidays on which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange are closed). Currently, the holidays which the New York Stock Exchange and the Federal Reserve Bank observe are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Additionally, the Federal Reserve Bank of Philadelphia is closed on Veterans' Day and Columbus Day. The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset value of the Company's TempFund portfolio.

     Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding Dollar Shares for their customer accounts may charge customers a fee for cash management and other services provided in connection with their accounts. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing Dollar Shares. A Service Organization purchasing or redeeming shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements, and to provide customers with account statements with respect to share transactions for their accounts.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER AND SUB-ADVISER

     PIMC, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's TempFund portfolio.

     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.

     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1997, the Fund paid investment advisory fees aggregating .08% of its average net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is set forth below under "The Distributor," serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and, maintaining the registration of the Fund's shares for sale under state securities laws. PFPC and PDI are jointly and severally responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' administrative fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended September 30, 1997, the Fund paid administrative fees aggregating .08% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

THE DISTRIBUTOR

     PDI also serves as distributor of the Fund's shares. Its principal offices are located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

     As stated above, Service Organizations (which may include affiliates of PNC Bank Corp.) may purchase Dollar Shares offered by the Fund. Dollar Shares are identical in all respects to TempCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and, providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended September 30, 1997, the Fund's total expenses with respect to Dollar Shares were .43% of the average net assets of the Dollar Shares.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company for and upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial, or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on Dollar Shares will be approximately .25% lower than the dividend on TempCash Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company generally is exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over any net short-term capital loss for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders which are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

     Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.

                                     YIELDS

     From time to time in advertisements, or in reports to shareholders, the "yields" and "effective yields" for TempCash Shares and Dollar Shares may be quoted. Yield quotations are computed separately for TempCash Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for TempCash Shares and Dollar Shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in Fund Shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (Dollar Shares code: 23) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company has authorized capital of 60 billion shares of Common Stock, $.001 par value per share, of which 40 billion shares are classified as Class B Common Stock, 5 billion shares are classified as Class B--Special Series 1 Common Stock, 5 billion shares are classified as Class C Common Stock, and 10 billion shares are classified as Class C--Special Series 1 Common Stock. Shares of Class C Common Stock and Class C--Special Series 1 Common Stock (also known as "Dollar Shares") represent interests in the Company's TempCash portfolio. Shares of Class B Common Stock and Class B--Special Series 1 Common Stock represent interests in the TempFund portfolio. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common stock into one or more classes or sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES OR THE COMPANY'S TEMPFUND PORTFOLIO MAY OBTAIN SEPARATE PROSPECTUSES BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal, proportionate interest in the assets belonging to the Fund. Fund shares do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

     Holders of the Fund's TempCash Shares and Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of the Fund and of the Company's TempFund portfolio will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS; AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     --------------------------------
             TABLE OF CONTENTS


                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
            Policies.....................      4
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      9
         Dividends.......................     12
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     13


                                                       TEMPCASH
                                                     DOLLAR SHARES
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                            TEMPORARY INVESTMENT FUND, INC.
                                         [PROVIDENT INSTITUTIONAL FUNDS LOGO]

                                                      Prospectus


                                                   January 31, 1998

                         TEMPORARY INVESTMENT FUND, INC.
                            (TEMPCASH DOLLAR SHARES)
                              CROSS REFERENCE SHEET

     FORM N-1A ITEM                                                               PROSPECTUS CAPTION

1.   Cover Page............................................................       Cover Page

2.   Synopsis..............................................................       Background and
                                                                                  Expense Information

3.   Condensed Financial Information ......................................       Financial Highlights;
                                                                                  Yields

4.   General Description of
       Registrant..........................................................       Cover Page; Financial
                                                                                    Highlights; Investment
                                                                                    Objective and Policies

5.   Management of the Fund................................................       Management of the Fund;
                                                                                    Dividends

6.   Capital Stock and Other
       Securities..........................................................       Cover Page; Financial
                                                                                    Highlights; Dividends;
                                                                                    Taxes; Description of
                                                                                    Shares and
                                                                                    Miscellaneous

7.   Purchase of Securities Being
               Offered ....................................................       Management of the Fund;
                                                                                    Purchase and
                                                                                    Redemption of Shares

8.   Redemption or Repurchase..............................................       Purchase and Redemption
                                                                                    of Shares

9.   Pending Legal Proceedings.............................................       Inapplicable

TEMPCASH DOLLAR SHARES

AN INVESTMENT PORTFOLIO OFFERED BY
TEMPORARY INVESTMENT FUND, INC.


Bellevue Park Corporate Center              For information call: (888)UBS-FUND
400 Bellevue Parkway                                              (888)827-3863.
Wilmington, DE 19809




     Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios. This Prospectus describes one class of shares ("Dollar Shares") in the TempCash portfolio (the "Fund").

     The Fund's investment objective is to seek current income and stability of principal. The Fund invests in a portfolio consisting of a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the banking industry and repurchase agreements relating to such obligations.

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Dollar Shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. Service Organizations will perform shareholder servicing and provide assistance in connection with the distribution of Dollar Shares and receive fees from the Fund for their services. (See "Management of the Fund -- Service Organizations.") The New York Branch of Union Bank of Switzerland acts as a Service Organization on behalf of its customers and customers of its affiliates with respect to all shares offered by the Prospectus.

                         ------------------------------

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
            ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS
            AFFILIATES, OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY
              INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                 THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
       AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE
      POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT IT WILL BE
            ABLE TO MAINTAIN ITS NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated January 31, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.


                         ------------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                    SECURITIES AND EXCHANGE COMMISSION OR ANY
                     STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ---------------------


                                January 31, 1998

                       BACKGROUND AND EXPENSE INFORMATION

        The Company was incorporated in Maryland on February 8, 1973 and commenced operations of the Fund in February 1984. The Fund presently offers two separate classes of shares -- TempCash Shares and TempCash Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund -- Service Organizations.")

                          EXPENSE SUMMARY-DOLLAR SHARES

                                                                                                 DOLLAR
                                                                                                 SHARES
                                                                                             --------------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
        Management Fees (net of waivers)................................................               .08%
        Other Expenses..................................................................               .35%
         Administration Fees (net of waivers)...........................................     08%
         Shareholder Servicing Fees.....................................................     25%
         Miscellaneous..................................................................     02%
        Total Fund Operating Expenses (net of waivers)..................................               .43%
                                                                                                       ====

-----------------

EXAMPLE

                                                                        1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                        ------      -------      -------      --------

You would pay the following expenses on a
   $1,000 investment, assuming (1) a 5%
   annual return; and (2) redemption at
   the end of each time period with
   respect to Dollar Shares:                                             $  4         $ 14         $ 24         $ 54



THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


         The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) Total Fund operating expenses for Dollar Shares for the fiscal year ended September 30, 1997, absent fee waivers, would have been .55% of the Fund's average net assets. The investment adviser and administrators may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses.

The foregoing table reflects anticipated waivers and has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


         The following financial highlights for TempCash Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended September 30, 1997 and for each of the nine preceding fiscal years. The financial highlights for the fiscal years ended September 30, 1997, 1996, 1995, 1994 and 1993 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained by calling
(800) 821-7432.


                             TEMPCASH DOLLAR SHARES

 The table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each year presented.




                                                                        YEAR ENDED SEPTEMBER 30,
                                                      1997          1996          1995              1994            1993
                                                    --------      --------      --------          --------       --------

Net Asset Value, Beginning of Year...............      $1.00         $1.00         $1.00             $1.00          $1.00
                                                    --------      --------      --------          --------       --------
Income From Investment Operations
   Net Investment Income.........................      .0516         .0517         .0550             .0345          .0285
   Net Realized Gains on Investments.............         -             -             -                 -              -
                                                    --------      --------      --------          --------       --------
   Total From Investment Operations..............      .0516         .0517         .0550             .0345          .0285
                                                    --------      --------      --------          --------       --------
Less Distributions
   Dividends (From Net Investment Income)........     (.0516)       (.0517)       (.0550)           (.0345)        (.0285)
   Distributions (From Capital Gains)............         -              -            -                 -              -
                                                    --------      --------      --------          --------       --------
   Total Distributions...........................     (.0516)       (.0517)       (.0550)           (.0345)        (.0285)
                                                    --------      --------      --------          --------       --------
Net Asset Value, End of Year.....................      $1.00         $1.00         $1.00             $1.00          $1.00
                                                     =======       ========      =======           =======        =======
   Total Return..................................       5.29%         5.31%         5.65%             3.51%          2.89%
   Ratios/Supplemental Data
   Net Assets, End of Year (000's)...............   $401,529      $527,630      $454,156          $397,948       $307,239
                                                    --------      --------      --------          --------       --------
   Ratio of Expenses to Average Daily
      Net Assets.................................        .43%(1)       .43%(1)       .41%(1)           .41%(1)        .44%(1)
   Ratio of Net Investment Income to
      Average Daily Net Assets...................      5.16%          5.17%         5.50%             3.45%          2.85%




                                                                          YEAR ENDED SEPTEMBER 30,
                                                       1992           1991          1990            1989            1988
                                                    --------       --------      --------        --------        --------

Net Asset Value, Beginning of Year...............      $1.00          $1.00         $1.00           $1.00           $1.00
                                                    --------       --------      --------        --------        --------
Income From Investment Operations
   Net Investment Income.........................      .0399          .0651         .0805           .0886           .0698
   Net Realized Gains on Investments.............      .0008             -             -               -               -
                                                    --------       --------      --------        --------        --------
   Total From Investment Operations..............      .0407          .0651         .0805           .0886           .0698
                                                    --------       --------      --------        --------        --------
Less Distributions
   Dividends (From Net Investment Income)........     (.0399)        (.0651)       (.0805)         (.0886)         (.0698)
   Distributions (From Capital Gains)............     (.0008)            -             -               -               -
                                                    --------       --------      --------        --------        --------
   Total Distributions...........................     (.0407)        (.0651)       (.0805)         (.0886)         (.0698)
                                                    --------       --------      --------        --------        --------
Net Asset Value, End of Year.....................      $1.00          $1.00         $1.00           $1.00           $1.00
                                                     =======        =======       =======         =======         =======
   Total Return..................................       4.16%          6.72%         8.37%           9.25%           7.20%
   Ratios/Supplemental Data
   Net Assets, End of Year (000's)...............   $408,900       $438,721      $317,267        $209,507        $125,166
                                                    --------       --------      --------        --------        --------
   Ratio of Expenses to Average Daily
      Net Assets.................................        .45%(1)        .45%(1)       .45%(1)        .45%(1)          .44%(1)
   Ratio of Net Investment Income to
      Average Daily Net Assets...................       3.89%          6.32%         7.92%          8.92%           7.08%


-----------------


(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash Dollar Shares would have been .55%, .58%, .55%, .58%, .62%, .58%, .59%, .64%, .66% and .68% for the
     years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990,
     1989 and 1988, respectively.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek current income and stability of principal. In pursuing its investment objective, the Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations that may be available in the money markets. The following descriptions illustrate the types of instruments in which the Fund invests.


         Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 2a-7, the Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing at any one time.


         The Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors. First Tier Eligible Securities consist of the following types of securities: (a) securities that have ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO); (b) securities that are issued by an issuer with such ratings; (c) securities without such short-term ratings that have been determined to be of comparable quality by the investment adviser pursuant to guidelines approved by the Board of Directors; or (d) securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities. A description of applicable NRSRO ratings is in the Appendix to the Statement of Additional Information.

         The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

         The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for the other commercial paper issuers.

         The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes may not be actively traded in a secondary market, but in some cases, the Fund may be entitled to payment of principal on demand and may be able to re-sell such notes in the dealer market. Variable and floating rate notes are not typically rated by credit rating agencies, but their issuers must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable or floating rate notes only when the investment adviser deems the investment to involve minimal credit risk. Variable and floating rate notes that do not provide for settlement within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

         The Fund may purchase money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

         The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The estimated life of certain asset-backed securities varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. CMOs sometimes demonstrate an additional level of volatility and may, in certain circumstances, be less liquid than other money market instruments. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

         In addition, the Fund may, when deemed appropriate by its investment adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

         The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively

"GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.


         The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation. (See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.)

INVESTMENT LIMITATIONS

         The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Directors without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

THE FUND MAY NOT:

                  1. Purchase any securities other than so-called money market instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits.

                  2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing.

                  3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry.

                  4. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.


                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

         Dollar Shares are sold exclusively to institutional investors, such as banks and savings and loan associations ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The New York Branch of Union Bank of Switzerland ("UBS") acts as Service Organization for its customers and customers of its affiliates with respect to all shares offered by this Prospectus. The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of Dollar Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase Dollar Shares should contact their account representatives.

         Purchase orders must be transmitted by UBS directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established by UBS in connection with a customer's account. Dollar Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.

         Purchase orders for shares are accepted by the Fund only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted by UBS to PFPC in Wilmington, Delaware, by telephone or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the Service Organization placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

         Payment for Dollar Shares may be made only in federal funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $5,000 and there is no minimum subsequent investment; however, Service Organizations, such as UBS, may set a higher minimum initial investment and minimum subsequent investments for their customers.

         Conflict of interest restrictions may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Banking Laws.")

REDEMPTION PROCEDURES

         Redemption orders must be transmitted by UBS to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

         Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

         The Fund shall have the right to redeem shares in any Dollar Shares account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Service Organizations, such as UBS, may require that customers maintain share accounts with minimum balances in excess of $1,000. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


         The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each Business Day (excluding those holidays on which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange are closed). Currently, the holidays which the New York Stock Exchange and the Federal Reserve Bank observe are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Additionally, the Federal Reserve Bank of Philadelphia is closed on Veterans' Day and Columbus Day. The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset value of the Company's TempFund portfolio.


         Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding Dollar Shares for their customer accounts may charge customers a fee for cash management and other services provided in connection with their accounts. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing Dollar Shares. A Service Organization purchasing or redeeming shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements, and to provide customers with account statements with respect to share transactions for their accounts.


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

         The business and affairs of the Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER AND SUB-ADVISER

         PIMC, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's TempFund portfolio.

         PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


         As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1997, the Fund paid investment advisory fees aggregating
 .08% of its average net assets.


         As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


ADMINISTRATORS


         PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is set forth below under "The Distributor," serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and, maintaining the registration of the Fund's shares for sale under state securities laws. PFPC and PDI are jointly and severally responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



         For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' administrative fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended September 30, 1997, the Fund paid administrative fees aggregating .08% of its average net assets.


         PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

THE DISTRIBUTOR

         PDI also serves as distributor of the Fund's shares. Its principal offices are located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

         As stated above, Service Organizations (which may include affiliates of PNC Bank Corp.) may purchase Dollar Shares offered by the Fund. The New York Branch of Union Bank of Switzerland, 1345 Avenue of the Americas, New York, New York 10105, will act as the Service Organization for the Dollar Shares offered by this Prospectus to its customers and customers of its affiliates. Dollar Shares are identical in all respects to TempCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund -- Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and, providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.

EXPENSES


         Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended September 30, 1997, the Fund's total expenses with respect to Dollar Shares were .43% of the average net assets of the Dollar Shares.


BANKING LAWS

         Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company for and upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

         Should future legislative, judicial, or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.


                                    DIVIDENDS


         Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


         Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on Dollar Shares will be approximately .25% lower than the dividend on TempCash Shares.

         Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

         PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                      TAXES

         The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company generally is exempt from federal income tax on amounts distributed to its shareholders.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over any net short-term capital loss for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders which are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

         Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

         The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.


                                     YIELDS

         From time to time in advertisements, or in reports to shareholders, the "yields" and "effective yields" for TempCash Shares and Dollar Shares may be quoted. Yield quotations are computed separately for TempCash Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

         THE FUND'S YIELD FIGURES FOR TEMPCASH SHARES AND DOLLAR SHARES REPRESENT THE FUND'S PAST PERFORMANCE, WILL FLUCTUATE, AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in Fund Shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call (800) 821-6006 (Dollar Shares code: 23) to obtain current yield information.


                     DESCRIPTION OF SHARES AND MISCELLANEOUS

         The Company has authorized capital of 60 billion shares of Common Stock, $.001 par value per share, of which 40 billion shares are classified as Class B Common Stock, 5 billion shares are classified as Class B -- Special Series 1 Common Stock, 5 billion shares are classified as Class C Common Stock, and 10 billion shares are classified as Class C -- Special Series 1 Common Stock. Shares of Class C Common Stock and Class C -- Special Series 1 Common Stock (also known as "Dollar Shares") represent interests in the Company's TempCash portfolio. Shares of Class B Common Stock and Class B -- Special Series 1 Common Stock represent interests in the TempFund portfolio. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common stock into one or more classes or sub-classes.

         THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES OR THE COMPANY'S TEMPFUND PORTFOLIO MAY OBTAIN SEPARATE PROSPECTUSES BY CALLING 800-998-7633.

         The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

         Each Fund share represents an equal, proportionate interest in the assets belonging to the Fund. Fund shares do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

         Holders of the Fund's TempCash Shares and Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of the Fund and of the Company's TempFund portfolio will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

         For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS; AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -------------------


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----



BACKGROUND AND EXPENSE INFORMATION...........................................

FINANCIAL HIGHLIGHTS.........................................................

INVESTMENT OBJECTIVE AND POLICIES............................................

PURCHASE AND REDEMPTION OF SHARES............................................

MANAGEMENT OF THE FUND.......................................................

DIVIDENDS....................................................................

TAXES........................................................................

YIELDS.......................................................................

DESCRIPTION OF SHARES AND MISCELLANEOUS......................................






                                       UBS
                                  MONEY MARKET
                               INVESTMENT PROGRAM




                            IN THE TEMPCASH PORTFOLIO
                                 (DOLLAR SHARES)












                                   PROSPECTUS


                                JANUARY 31, 1998

                              TEMPFUND AND TEMPCASH

                        Investment Portfolios Offered By
                         Temporary Investment Fund, Inc.

                       Statement of Additional Information


                                January 31, 1998


                                TABLE OF CONTENTS

                                                                            Page

The Company..........................................................          2
Investment Objectives and Policies...................................          2
Additional Purchase and Redemption Information.......................         12
Management of the Funds..............................................         14
Additional Information Concerning Taxes..............................         25

Dividends............................................................         26
Additional Yield Information.........................................         26
Additional Description Concerning Shares.............................         29
Counsel..............................................................         31
Auditors.............................................................         31
Miscellaneous........................................................         31

Appendix A...........................................................        A-1


         This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for the TempFund and TempCash portfolios, each dated January 31, 1998, and is incorporated by reference in its entirety into each Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the TempFund or TempCash portfolios should be made solely upon the information contained herein. Copies of a Prospectus for TempFund, TempFund Dollar Shares, TempCash or TempCash Dollar Shares may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                   THE COMPANY

         Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios -- TempFund and TempCash (individually, a "Fund"; collectively, the "Funds").

         Although TempFund and TempCash have the same investment adviser and have comparable investment objectives, their yields will normally vary due to their differing cash flows and their differing types of portfolio securities (for example, TempCash invests in obligations of foreign governments, foreign banks and foreign branches of U.S. banks and TempFund does not).


                       INVESTMENT OBJECTIVES AND POLICIES

         As stated in the Funds' Prospectuses, the investment objective of each Fund is to seek current income and stability of principal, and the Funds do so by investing in a portfolio of money market instruments. The following policies supplement the description of each Fund's investment objective and policies as contained in the applicable Prospectuses.

PORTFOLIO TRANSACTIONS


         Subject to the general control of the Company's Board of Directors, PNC Institutional Management Corporation ("PIMC"), each Fund's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. PIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. For the fiscal years ended September 30, 1995, 1996 and 1997, TempFund and TempCash paid no brokerage commissions.


         PIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if PIMC believes that a Fund's anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by a Fund on the commercial paper. The Company's Board of Directors has authorized PIMC to pay a higher price for commercial paper where it secures such an undertaking if PIMC believes that the prepayment privilege is desirable to assure a Fund's liquidity and such an undertaking cannot otherwise be obtained.

         Investment decisions for each Fund are made independently from those for another of the Company's portfolios or other investment company portfolios or accounts advised or managed by PIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

         The Funds will not execute portfolio transactions through or acquire portfolio securities issued by PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), and Provident Distributors, Inc. ("PDI"), or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own TempFund Dollar shares or TempCash Dollar Shares (collectively, "Dollar Shares"). (See the applicable Prospectus, "Management of the Fund -- Service Organizations.")

         The TempFund Portfolio does not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high, but is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments described in the applicable Prospectuses, the investment adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial ability to meet payment.

         REPURCHASE AGREEMENTS. Collateral for a repurchase agreement may include obligations issued by the U.S. Government or its agencies or instrumentalities or obligations rated in the highest category by a nationally recognized statistical rating organization (an "NRSRO"). The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

         WHEN-ISSUED PURCHASES. As stated in the Funds' Prospectuses, each Fund may purchase securities on a when-issued basis. When a Fund agrees to purchase when-issued securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be held by a Fund include

U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, and International Bank for Reconstruction and Development. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

         TempCash may also invest in classes of collateralized mortgage obligations ("CMOs") which have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elect to be taxed as a real estate mortgage investment conduit ("REMIC"), represents an ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities ("Mortgage Assets"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which a Fund may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. TempCash does not intend to purchase residual interests.


         The Funds may also invest in non-mortgage asset-backed securities (backed, e.g., by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

         The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference may be that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

         BANKING INDUSTRY OBLIGATIONS. For purposes of TempCash's investment policies with respect to obligations of issuers in the banking industry, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash may invest include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

         SPECIAL CONSIDERATIONS REGARDING FOREIGN INVESTMENTS. TempCash's investments in the obligations of foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, may subject TempCash to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. TempCash will acquire securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.


         GUARANTEED INVESTMENT CONTRACTS. Pursuant to its investments in guaranteed investment contracts and similar funding agreements ("GICs"), TempCash makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. TempCash will only purchase GICs from insurance companies which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the adviser under guidelines approved by the Board of Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some GICs does not currently exist.


         MUNICIPAL OBLIGATIONS. As stated in the Funds' Prospectuses, each Fund may invest in obligations issued by state and local governmental entities. Municipal securities are issued by various public entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are considered to be municipal securities and may be purchased by a Fund. Dividends paid by a Fund that are derived from interest on municipal securities would be taxable to that Fund's shareholders for federal income tax purposes.

         RESTRICTED AND OTHER ILLIQUID SECURITIES. The SEC has adopted Rule 144A under the Securities Act of 1933 (the "1933

Act") that allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

         Each Fund's investment adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

         NRSRO RATINGS. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund.


INVESTMENT LIMITATIONS

         The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of such Fund's outstanding shares (as defined below under "Miscellaneous"). Below is a complete list of each Fund's investment limitations that may not be changed without such a vote of shareholders.

         A FUND MAY NOT:

         1. Purchase any securities other than so-called money market instruments, including U.S. Treasury Bills; other obligations issued or guaranteed by the federal government, its agencies or instrumentalities; certificates of deposit; bankers' acceptances; and commercial paper (including variable rate demand notes); some of which may be subject to repurchase agreements, but each Fund may make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of the Fund's assets, and TempCash may make time deposits.

         2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (A loan limitation in excess of 5% is generally associated with a leveraged fund, but since a Fund anticipates paying interest on borrowed money at rates comparable to its yield, the potential for improving income by such borrowing is remote. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur and is not for leverage purposes.)

         3. With respect to TempFund, purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers' acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. The Fund interprets the exception for "certificates of deposit, and bankers' acceptances" in this fundamental policy to include other similar obligations of domestic banks.

         4. With respect to TempCash, purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

         5. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

         6. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         7. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

         8. Acquire voting securities of any issuer or acquire securities of other investment companies.

         9. Purchase or sell real estate. However, each Fund may purchase commercial paper issued by companies which invest in real estate or interests therein.

         10. Purchase securities on margin, make short sales of securities or maintain a short position.

         11. Act as an underwriter of securities.

                                      * * *

         The percentage restrictions on borrowing and collateralization contained in the second investment limitation above are based on a Fund's total assets, and any interest paid by that Fund on its borrowings pursuant to this investment limitation would reduce the Fund's income. It is currently each Fund's policy not to purchase portfolio securities while borrowings in excess of 5% of that Fund's net assets are outstanding. Further, with respect to the above-stated third limitation with respect to TempFund and the fourth limitation with respect to TempCash, each Fund will consider wholly-owned finance companies to be in the industries of their parents, if their activities are primarily related to financing the activities of their parents, and will divide utility companies according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. Neither Fund will invest in inverse floaters, range notes or mortgage derived interest only notes. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares, but any such change would be disclosed in such Fund's Prospectuses prior to implementation.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

         Information on how to purchase and redeem each Fund's shares is included in the applicable Prospectuses. The issuance of shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

         The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of TempFund and TempCash shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.


         Prior to effecting a redemption of shares represented by certificates, PFPC, the Company's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         In addition, a Fund may redeem shares involuntarily in certain other instances if the Board of Directors determines that failure to redeem may have material adverse consequences to that Fund's shareholders in general. Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.) Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

         Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios, or classes or sub-classes of shares, must maintain a separate Master Account for each Fund's class or sub-class of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend recordkeeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

         Net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund that are attributable to a class, subtracting the Fund's liabilities attributable to the class, and dividing the result by the number of outstanding shares in the class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of each of the Company's portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Company's Board of Directors as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for payments to Service Organizations which are borne solely by Dollar Shares.

         As stated in the Funds' Prospectuses, in computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund's securities which are higher or lower than the market value of such securities.

         In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (397 days) (with certain exceptions). The Company's Board of Directors has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.


                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

         The Company's directors and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:


                                                                     PRINCIPAL OCCUPATIONS
                                           POSITION WITH             DURING PAST 5 YEARS AND
 NAME AND ADDRESS                           THE COMPANY                 OTHER AFFILIATIONS
G. NICHOLAS BECKWITH, III                  Director                  President and Chief
Beckwith Machinery Company                                           Executive Officer,
Post Office Box 8718                                                 Beckwith Machinery
Pittsburgh, PA  15221                                                Company; Chairman of the
Age:  53                                                             Board of Trustees, Shadyside
                                                                     Hospital; Vice Chairman of
                                                                     the Board of Trustees, Shadyside
                                                                     Academy; Trustee, Claude Washington
                                                                     Benedum Foundation; Trustee,
                                                                     Chatham College.

PHILIP E. COLDWELL(2,3,4)                  Director                  Economic Consultant;
Coldwell Financial                                                   Member of the Board of
Consultants                                                          Governors of the Federal
3330 Southwestern Blvd.                                              Reserve System, 1974 to 1980;
Dallas, TX  75225                                                    President, Federal Reserve Bank
Age: 75                                                              of Dallas, 1968 to 1974;
                                                                     Director, Maxus Energy Corporation
                                                                     (energy and chemical products)
                                                                     1987 to 1993; Director, Diamond
                                                                     Shamrock Corporation (energy and
                                                                     chemical products) until 1987.

ROBERT R. FORTUNE(2,3,4)                   Director                  Financial Consultant;
2920 Ritter Lane                                                     Chairman, President, and Chief
Allentown, PA  18104                                                 Executive Officer, Associated
Age: 81                                                              Electric & Gas Insurance
                                                                     Services Limited, from July
                                                                     1984 to July 1993; Member of
                                                                     the Financial Executives Institute
                                                                     and American Institute of
                                                                     Certified Public Accountants.

JERROLD B. HARRIS                          Director                  President and Chief
706 Haldane Drive                                                    Executive Officer, VWR
Kennett Square, PA  19348                                            Corporation 1990 to
Age: 55                                                              present.

                                                                     PRINCIPAL OCCUPATIONS
                                           POSITION WITH             DURING PAST 5 YEARS AND
 NAME AND ADDRESS                           THE COMPANY                 OTHER AFFILIATIONS
RODNEY D. JOHNSON(3),(4)                   Director                  President, Fairmount Capital
Fairmount Capital                                                    Advisors, Inc. (financial
Advisors, Inc.                                                       advising), since 1987.
1435 Walnut Street                                                   Treasurer, North Philadelphia
Drexel Building                                                      Health System (formerly Girard
Philadelphia, PA 19102                                               Medical Center), 1988 to 1992;
Age: 56                                                              Member, Board of Education,
                                                                     School District of Philadelphia,
                                                                     1983 to 1988; Treasurer, Cascade
                                                                     Aphasia Center, 1984 to 1988.

G. WILLING PEPPER(1),(2)                   Chairman of the           Retired; Chairman of the
128 Springton Lake Road                    Board                     Board, The Institute for
Media, PA 19063                                                      Cancer Research until 1979;
Age: 89                                                              Director, Philadelphia National
                                                                     Bank until 1978; President,
                                                                     Scott Paper Company, 1971 to
                                                                     1973; Chairman of the Board,
                                                                     Specialty Composites Corporation
                                                                     until May 1984.

THOMAS H. NEVIN                            President                 President and Chief Investment
Bellevue Park Corp. Center                                           Officer, PIMC.
400 Bellevue Parkway
Wilmington, DE  19809
Age: 50

LISA M. BUONO                              Treasurer                 Vice President, Provident
Bellevue Park Corporate                                              Advisors, Inc. since 1997;
Center                                                               prior thereto, Director of
400 Bellevue Parkway                                                 Finance and Compliance, PDI
Wilmington, DE 19809                                                 (1993-1996); Field Supervisor,
Age: 33                                                              National Association of
                                                                     Securities Dealers, Inc. (1987-
                                                                     1993).

W. BRUCE McCONNEL, III                     Secretary                 Partner of the law firm of
Philadelphia National Bank                                           Drinker Biddle & Reath LLP,
Bldg.                                                                Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age: 54


1 This director is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

2        Executive Committee Member.

3        Audit Committee Member.

4        Nominating Committee Member.

         During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Directors in the management of the Company's business to the extent permitted by law.

         Each director of the Company serves as a trustee of Trust for Federal Securities ("Fed") and Municipal Fund for Temporary Investment ("Muni"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Johnson and Pepper are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); and Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and a director of International Dollar Reserve Fund ("IDR").


         Each of the Company's officers holds like offices with Fed and Muni. In addition, Mr. Pepper is Chairman of the Board of Cal Muni. Each of the investment companies named above receives various advisory and other services from PIMC and/or PNC Bank. Of the above-mentioned funds, PDI or an affiliate provides distribution services to Fed, Muni, Cal Muni, New York Muni and IDR. Of the above-mentioned funds, PFPC and/or PDI (or an affiliate) provide administrative services to Fed, Muni, Cal Muni, New York Muni and IDR.



         The following chart provides certain information for the fiscal year ended September 30, 1997 about the fees received by the directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex.

                                                                                         TOTAL
                                                   PENSION OR                            COMPENSATION
                                                   RETIREMENT                            FROM
                                   AGGREGATE       BENEFITS          ESTIMATED           REGISTRANT AND
                                   COMPENSATION    ACCRUED AS        ANNUAL              FUND COMPLEX(1)
NAME OF PERSON,                    FROM            PART OF FUND      BENEFITS UPON       PAID TO
POSITION                           REGISTRANT      EXPENSES          RETIREMENT          DIRECTORS
G. Nicholas Beckwith,              $    17,000     n/a               n/a                 $44,000(3)(2)
III, Director

Philip E. Coldwell,                $    17,000     n/a               n/a                 $44,000(3)(2)
Director

Robert R. Fortune,                 $    17,000     n/a               n/a                 $63,100(5)(2)
Director

Jerrold B. Harris,                 $    16,100     n/a               n/a                 $41,300(3)(2)
Director

Rodney D. Johnson,                 $    17,000     n/a               n/a                 $55,350(5)(2)
Director

G. Willing Pepper,3                $    26,000     n/a               n/a                 $93,100(6)(2)
Chairman of the Board


1. A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.


2. Total number of such other investment companies a director served on within the Fund Complex during the fiscal year ended September 30, 1997.



3. Mr. Pepper was President of the Company, Fed, Muni and Cal Muni during the fiscal year or period ended September 30, 1997.



         For the Company's fiscal year ended September 30, 1997, the Company paid a total of $198,625 to its officers and directors in all capacities, of which $150,035 was allocated to TempFund and $48,590 was allocated to TempCash. In addition, the Company contributed $3,032 for the last fiscal year to its retirement plan for employees, of which $2,122 was allocated to TempFund and $910 was allocated to TempCash. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or director of the Company. The directors and officers of the Company as a group own less than 1% of the shares of each of the Company's portfolios.


         By virtue of the responsibilities assumed by PDI, PIMC and PNC Bank under their respective agreements with the Company, the Company itself requires only one part-time employee in addition to its officers.

INVESTMENT ADVISER AND SUB-ADVISER

         The advisory and sub-advisory services provided by PIMC and PNC Bank are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

                                    TEMPFUND:

ANNUAL FEE                          AVERAGE NET ASSETS
 .175% ............................of the first $1 billion
 .150% ............................ of the next $1 billion
 .125% ............................ of the next $1 billion
 .100% ............................ of the next $1 billion
 .095% ............................ of the next $1 billion
 .090% ............................ of the next $1 billion
 .080% ............................ of the next $1 billion
 .075% ............................ of the next $1 billion
 .070% .................of amounts in excess of $8 billion.


                                    TEMPCASH:

ANNUAL FEE                          AVERAGE NET ASSETS
 .175% ............................of the first $1 billion
 .150% ............................ of the next $1 billion
 .125% ............................ of the next $1 billion
 .100% ............................ of the next $1 billion
 .095% ............................ of the next $1 billion
 .090% ............................ of the next $1 billion
 .085% ............................ of the next $1 billion
 .080% .................of amounts in excess of $7 billion.

         PIMC and the administrators may from time to time reduce their fees to ensure that TempFund's and TempCash's respective ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed a specified percentage of each Portfolio's average net assets. PIMC and the administrators have agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of that Fund are registered or qualified for sale to the public, they will each reimburse that Fund for a portion of any such excess expense in an amount equal to the portion that the administration fees otherwise payable by the Fund to the administrators bear to the total amount of the investment advisory and administrator fees otherwise payable by the Fund. During the fiscal year ended September 30, 1997 the expense limitations then in effect were not exceeded.


         For the fiscal years ended September 30, 1997, 1996 and 1995, TempFund paid to PIMC advisory fees (net of waivers) of $6,560,502, $5,254,506 and $5,898,096, respectively. For the same periods, PIMC waived advisory fees with respect to TempFund of $2,576,520, $2,765,281 and $942,342, respectively.



         For the fiscal years ended September 30, 1997, 1996 and 1995, TempCash paid to PIMC advisory fees (net of waivers) of $2,176,446, $2,170,845 and $2,682,100, respectively. For the same periods, PIMC waived advisory fees with respect to TempCash of $2,576,520, $2,106,346 and $2,595,378, respectively.



BANKING LAWS

         Certain banking laws and regulations with respect to investment companies are discussed in each Fund's Prospectuses. PIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for PIMC and the Funds. If PIMC, PFPC or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Directors would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

         In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


ADMINISTRATORS

         As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, providing (through PDI) the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders;
(iii) participate in the periodic updating of the Funds' prospectuses; (iv) assist in the Funds' Wilmington, Delaware office; (v) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; (vi) maintain the registration of the Funds' shares for sale under state securities laws; (vii) review and provide advice with respect to all sales literature of the Funds; and (viii) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

         For their administrative services, the administrators are entitled jointly to receive fees, computed daily and payable monthly, as described above determined in the same manner as PIMC's advisory fee set forth above. As stated in the Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred by it in connection with the Fund's computer access program. For information regarding the administrators' obligation to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above. Any fees waived by the administrators with respect to a particular fiscal year are not recoverable.


         For the fiscal years ended September 30, 1997, 1996 and 1995, TempFund paid PFPC and PDI administration fees (net of waivers) of $6,560,502, $5,254,506 and $5,898,096, respectively. For the same periods, PFPC and PDI waived administration fees with respect to TempFund of $2,576,520, $2,765,281 and $942,342, respectively.



         For the fiscal years ended September 30, 1997, 1996 and 1995, TempCash paid PFPC and PDI administration fees (net of waivers) of $2,176,446, $2,170,845 and $2,682,100, respectively. For the same periods, PFPC and PDI waived administration fees with respect to TempCash of $2,576,520, $2,106,346 and $2,595,378, respectively.

         PFPC, a wholly-owned, indirect subsidiary of PNC Bank, and PDI provide administrative and in some cases sub-administrative services to investment companies which are distributed by PDI or its affiliates.

DISTRIBUTOR

         PDI acts as the distributor of the Fund's shares. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor shall prepare or review, provide advice with respect to, and file with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Fund to the distributor for its distribution services. PDI is a Delaware corporation with its principal place of business located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428.

CUSTODIAN AND TRANSFER AGENT

         Pursuant to a Custodian Agreement, PNC Bank serves as the Fund's custodian, holding a Fund's portfolio securities, cash and other property. Under the Custodian Agreement, PNC Bank has agreed to provide the following services:
(i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and (v) make periodic reports to the Board of Directors concerning a Fund's operations.

         PNC Bank is also authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PNC Bank shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian chosen by PNC Bank.

         PFPC also serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares; (iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund's shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.


         Pursuant to the Custodian Agreement, each Fund pays PNC Bank an annual fee, calculated daily on the average daily gross assets and paid monthly, at the rate of $.25 for each $1000 of the first $250 million, $.20 for each $1000 on the next $250 million, $.15 for each $1000 on the next $500 million, $.09 for each $1000 on the next $2 billion, and $.08 for each $1000 on amounts over $3 billion, plus $15.00 for each purchase, sale, or delivery of fixed income securities (other than "Money Market" obligations) and $40 for each interest collection or claim item.


         For transfer agency and dividend disbursing services, each Fund pays PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC

Bank and PFPC for out-of-pocket expenses related to such services. PNC Bank maintains a principal business address at 1600 Market Street, Philadelphia, Pennsylvania 19103.

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectuses, a Fund will enter into an agreement with banks, savings and loan associations, and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), requiring them to provide administrative support services to their customers ("Customers") who beneficially own a Fund's Dollar Shares in consideration of such Fund's payment of .25% (on an annualized basis) of the average daily net asset value of that Fund's Dollar Shares held by the Service Organization for the benefit of its Customers. Such services include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with PFPC; (ii) providing Customers with a service that invests the assets of their accounts in a Fund's Dollar Shares;
(iii) processing dividend payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in a Fund's Dollar Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries relating to the services performed by the Service Organization; (vii) providing sub-accounting with respect to a Fund's Dollar Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend distribution and tax notices) to Customers, if required by law; and (ix) other similar services if requested by a Fund.


         For the fiscal year ended September 30, 1997, TempFund Dollar Shares were charged $863,401 in Service Organization fees, of which $617,378 was paid to affiliates of PIMC.



         For the fiscal year ended September 30, 1997, TempCash Dollar Shares were charged $1,214,833 in Service Organization fees, of which $380,851 was paid to affiliates of PIMC.


         Each Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Directors pursuant to an exemptive order granted by the SEC in connection with the offering of a Fund's Dollar Shares. Pursuant to the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, a Fund's arrangements with Service

Organizations must be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

         The Board of Directors has approved each Fund's arrangements with Service Organizations based on information provided by the Company's service contractors and others that there is a reasonable likelihood that the arrangements will benefit such Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to a Fund's arrangements with Service Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the non-interested directors). So long as a Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested directors.

EXPENSES

         A Fund's expenses include taxes, interest, fees and salaries of the Company's directors and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds' computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders or possible legislative changes, and the discussion here and in the applicable Prospectuses is not intended as a substitute for careful tax planning.

         As stated in each Prospectus, each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, a Fund must satisfy the distribution requirement described in the Prospectuses, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of that Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Fund shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of that Fund's earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds paid to a shareholder who has failed to provide a correct tax identification number in the manner required, is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of taxable interest or dividends, or has failed to certify to the Fund that he is not subject to backup withholding when required to do so or that it is an "exempt recipient."

         Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from the treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.


                                    DIVIDENDS

GENERAL

         Each Fund's net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g. legal, accounting and directors' fees) of the Company prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund's Dollar Shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds -- Service Organizations.")

         As stated, the Company uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.

                          ADDITIONAL YIELD INFORMATION

         The "yields" and "effective yields" are calculated separately for TempFund and TempFund Dollar Shares and for TempCash and TempCash Dollar Shares. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.


         For the seven-day period ended September 30, 1997, the yield and the compounded effective yield on TempFund Shares were 5.53% and 5.69%, respectively. For the same period, the yield and the compounded effective yield on TempFund Dollar Shares were 5.28% and 5.42%, respectively. For the 30-day period ended September 30, 1997, the yield and the compounded effective yield on TempFund Shares were 5.51% and 5.65%, respectively. Similarly, for the same 30-day period, the yield and the compounded effective yield on TempFund Dollar Shares were 5.26% and 5.39%, respectively.



         For the seven-day period ended September 30, 1997, the yield and the compounded effective yield on TempCash Shares were 5.54% and 5.70%, respectively. For the same period, the yield and the compounded effective yield on TempCash Dollar Shares were 5.29% and 5.43%, respectively. For the 30-day period ended September 30, 1997, the yield and the compounded effective yield on TempCash Shares were 5.52% and 5.66%, respectively. Similarly, for the same 30-day period, the yield and the compounded effective yield on TempCash Dollar Shares were 5.27% and 5.40%, respectively.



         From time to time, in reports to shareholders or otherwise, a Fund's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yield of the Fund may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.


         YIELD WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

         From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUNDS' PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.

         The following information has been provided by the Funds' distributor:
In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                    ADDITIONAL DESCRIPTION CONCERNING SHARES

         The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more directors and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

         The Company's Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of a Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of a Fund to be redeemed at their net asset value; or, (iii) combine a Fund's assets with the assets belonging to another portfolio of the Company if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of such Fund and such other portfolio and, in connection therewith, to cause all outstanding shares of a Fund to be redeemed or converted into shares of another class of the Company's Common Stock at net asset value. The exercise of such authority by the Board will be subject to the provisions of the 1940 Act.

         As stated in the Funds' Prospectuses, holders of shares in a Fund in the Company will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that only a Fund's Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with Service Organizations. (See "Management of the Funds -- Service Organizations.") Further, shareholders of each of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                     COUNSEL

         Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107- 3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, will pass upon the legality of the shares offered hereby.


                                    AUDITORS


         Coopers & Lybrand L.L.P., with offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103 has been selected as the independent accountants of each Fund for the fiscal year ended September 30, 1998.



                                  MISCELLANEOUS

SHAREHOLDER VOTE

         As used in this Statement of Additional Information and the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund's shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

SECURITIES HOLDINGS OF BROKERS


         As of September 30, 1997, the value of TempFund's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was:
Morgan Stanley & Co., $847,000,000; Goldman Sachs & Co., $535,000,000; Lehman Brothers Holding, Inc., $80,200,000; Swiss Bank Corp., $514,000,000;

C.S. First Boston, Inc., $218,000,000; and Bear Stearns Co., Inc., $450,000.000.



         As of September 30, 1997, the value of TempCash's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was:
Goldman Sachs & Co., $100,000.000; Lehman Brothers Holding, Inc., $125,000,000; Paine Webber, Inc., $28,800.000; Swiss Bank Corp., $46,000,000; and Merrill Lynch & Co., $104,000,000.


CERTAIN RECORD HOLDERS


         On January 7, 1998, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the TempFund portfolio were as follows: Saxon & Co., 200 Stevens Drive, Lester, PA 19113, 6.45%.



         On January 7, 1998, the name, address and percentage of ownership of the institutional investors that owned of record 5% or more of the outstanding shares of the TempCash portfolio were as follows: Saxon & Co., 200 Stevens Drive, Lester, PA 19113, 8.95%; Wellnik & Co., 45 Freemont Street, 16th Floor, San Francisco, CA 94105, 12.18%; and Shell Oil Company, P.O. Box 2463, Houston, TX 77252, 13.21%.


FINANCIAL STATEMENTS


         The audited financial statements and notes thereto for each Fund contained in the Company's Annual Report to Shareholders dated September 30, 1997, are each incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto for each Fund contained in the Company's Annual Report to Shareholders have been audited by Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such audited financial statements and notes thereto have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              TEMPFUND AND TEMPCASH

                                   APPENDIX A

                         NRSRO COMMERCIAL PAPER RATINGS


         The following is a description of the securities ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA") and Thomson BankWatch.


         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+".

         Commercial paper ratings by Moody's are current assessments of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated "Prime-1" are considered to have a superior capacity for repayment of short-term promissory obligations.

         D&P uses short-term ratings for investment grade commercial paper. The highest rating category of D&P for short-term debt is "D-1+". D&P employs three designations, "D-1+", "D- 1" and "D-1-", within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


         Fitch IBCA's short-term ratings for commercial paper apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category is "F-1+". "F-1+" securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The highest category is "TBW-1". This designation indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:

                  (1)      Included in Part A hereof:

                           Financial Highlights for:


                           - TempFund Shares
                           - TempFund Dollar Shares
                           - TempCash Shares
                           - TempFund Dollar Shares


                  (2)      Incorporated by reference in Part B hereof:


                           - The audited financial statements and related notes thereto as well as the auditor's report thereon for each of the TempFund portfolio and TempCash portfolio for the fiscal year ended September 30, 1997 are incorporated herein by reference to the Annual Report to Shareholders as filed with the Securities and Exchange Commission (the "SEC") on November 24, 1997 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (the "Act") (Nos. 2- 47015/811-2354).


         (b)      Exhibits:


                  (1) Articles of Restatement dated March 30, 1994 are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (Nos. 2-47015/811-2354) as filed with the SEC on August 15, 1997 ("PEA No. 57").



                  (2) Registrant's By-Laws as amended and restated on January 21, 1993 are incorporated herein by reference to Exhibit 2 of PEA No. 57.



                  (3)      None.

                  (4) See Article I, Sections Fifth, Seventh, Eight and Fourteenth of the Articles of Retatement dated March 30, 1994, which are incorporated herein by reference to Exhibit 1 of PEA No. 57 and Article IV of the Registrant's By-Laws as amended and restated on January 21, 1993, which are incorporated herein by reference to Exhibit 2 of PEA No. 57.



                  (5) (a) Investment Advisory Agreement between Registrant and PNC Institutional Management Corporation ("PIMC") dated March 11, 1987 is incorporated herein by reference to Exhibit 5(a) of PEA No. 57.



                      (b) Sub-Advisory Agreement between PIMC and PNC Bank, National Association ("PNC Bank") dated March 11, 1987 is incorporated herein by reference to Exhibit 5(b) of PEA No. 57.



                  (6) Distribution Agreement between Registrant and Provident Distributors, Inc. ("PDI") dated January 18, 1994 is incorporated herein by reference to
                           Exhibit 6 of PEA No. 57.



                  (7)      None.



                  (8) Custodian Agreement between Registrant and PNC Bank dated June 1, 1989 is incorporated herein by reference to Exhibit 8 of PEA No. 57.



                  (9) (a) Administration Agreement between Registrant, PDI (formerly MFD Group, Inc.) and PFPC Inc. ("PFPC") dated as of January 18, 1993 is incorporated herein by reference to Exhibit 9(a) of PEA No. 57.



                      (b) Transfer Agency Agreement between Registrant and PFPC dated June 1, 1989 is incorporated herein by reference to Exhibit 9(b) of PEA No. 57.


                  (10)     Opinion and Consent of Counsel.

                  (11)     Consent of Coopers & Lybrand L.L.P.

                  (12)     None.

                  (13)     None.

                  (14)     None.

                  (15)     None.


                  (16)     Schedules of Performance Computations.


                  (17)     Financial Data Schedules.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Registrant is controlled by its Board of Directors.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


         The following information is as of January 7, 1998:



                                                                    NUMBER OF
         TITLE OF CLASS                                           RECORD HOLDERS
         Class B Common Stock (TempFund Shares).................       1,381
         Class B Common Stock - Special
           Series 1 (TempFund Dollar Shares)....................         217
         Class C Common Stock (TempCash
           Dollar Shares).......................................         227
         Class C Common Stock - Special
           Series 1 (TempCash Shares)...........................         395


ITEM 27. INDEMNIFICATION


         Indemnification of Registrant's Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in
         Section 6 of the Distribution Agreement, Section 22 of the Custodian Agreement and Section 17 of the Transfer Agency Agreement, which are incorporated herein by reference to Exhibits 6, 8 and 9(b), respectively of PEA No. 57.

         Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

         Section 2 of Article VI of Registrant's By-Laws, which are incorporated herein by reference to Exhibit 2 of PEA No. 57, provides for the indemnification of Registrant's directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) PIMC performs investment advisory services for Registrant and certain other investment companies and accounts. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC Bank provides commercial banking services.

         To the Registrant's knowledge, none of the directors or officers of PIMC or PNC Bank, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of PNC Bank and PIMC also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PNC Bank, or other subsidiaries of PNC Bank Corp.

         (b) The information required by this Item 28 with respect to each director, officer and partner of PIMC is incorporated by reference to Schedules A and D of Form ADV filed by PIMC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

         Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.

POSITION WITH                                                                                                      TYPE
PNC BANK                   NAME                               OTHER BUSINESS CONNECTIONS                           OF BUSINESS
Director          B.R. Brown                                  President and C.E.O. of                              Coal
                                                              Consol, Inc.
                                                              Consol Plaza
                                                              Pittsburgh, PA  15241

Director          Constance E. Clayton                        Associate Dean, School of                            Medical
                                                              Health & Professor of Pediatrics
                                                              Medical College of PA
                                                              Hahnemann University
                                                              430 East Sedgwick St.
                                                              Philadelphia, PA  19119

Director          Eberhard Faber IV                           Chairman and C.E.O.                                  Manufacturing
                                                              E.F.L., Inc.
                                                              450 Hedge Road
                                                              P.O. Box 49
                                                              Bearcreek, PA  18602

Director          Dr. Stuart Heydt                            President and C.E.O.                                 Medical
                                                              Geisinger Foundation
                                                              100 N. Academy Avenue
                                                              Danville, PA  17822

Director          Edward P. Junker, III                       Vice Chairman                                        Banking
                                                              PNC Bank, N.A.
                                                              Ninth and State Streets
                                                              Erie, PA  16553

Director          Thomas A. McConomy                          President, C.E.O. and                                Manufacturing
                                                              Chairman, Calgon Carbon
                                                              Corporation
                                                              413 Woodland Road
                                                              Sewickley, PA  15143

Director          Thomas H. O'Brien                           Chairman                                             Banking
                                                              PNC Bank, National Association
                                                              One PNC Plaza, 30th Floor
                                                              Pittsburgh, PA  15265

Director          Dr. J. Dennis O'Connor                      Provost, The Smithsonian                             Education
                                                              Institution
                                                              1000 Jefferson Drive, S.W.
                                                              Room 230, MRC 009
                                                              Washington, DC  20560

POSITION WITH                                                                                                      TYPE
PNC BANK                   NAME                               OTHER BUSINESS CONNECTIONS                           OF BUSINESS
Director          Rocco A. Ortenzio                           Chairman and C.E.O.                                  Medical
                                                              Continental Medical Systems, Inc.
                                                              P.O. Box 715
                                                              Mechanicsburg, PA  17055

Director          Jane G. Pepper                              President                                            Horticulture
                                                              Pennsylvania Horticulture Society
                                                              100 North 20th Street
                                                              Philadelphia, PA  19103

Director          Robert C. Robb, Jr.                         President, Lewis, Eckert, Robb                       Financial and
                                                              & Company                                            Management
                                                              425 One Plymouth Meeting                             Consultants
                                                              Plymouth Meeting, PA  19462

Director          James E. Rohr                               President and C.E.O.                                 Bank Holding
                                                              PNC Bank, National Association                       Company
                                                              One PNC Plaza, 30th Floor
                                                              Pittsburgh, PA  15265

Director          Daniel M. Rooney                            President, Pittsburgh Steelers                       Football
                                                              Football Club of the National
                                                              Football League
                                                              300 Stadium Circle
                                                              Pittsburgh, PA 15212

Director          Seth E. Schofield                           Chairman and C.E.O.                                  Airline
                                                              USAir, Inc.
                                                              2345 Crystal Drive
                                                              Arlington, VA  22227


                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

                  NAME                                                 POSITION WITH PNC BANK
                  John E. Alden                                        Senior Vice President

                  James C. Altman                                      Senior Vice President

                  Lila M. Bachelier                                    Senior Vice President

                  R. Perrin Baker                                      Chief Market Counsel, Northwest PA

                  James R. Bartholomew                                 Senior Vice President

                  Peter R. Begg                                        Senior Vice President

                  Donald G. Berdine                                    Senior Vice President

                  Ben Berzin, Jr.                                      Senior Vice President

                  James H. Best                                        Senior Vice President

                  NAME                                                 POSITION WITH PNC BANK
                  Eva T. Blum                                          Senior Vice President

                  Susan B. Bohn                                        Senior Vice President

                  George Brikis                                        Executive Vice President

                  Michael Brundage                                     Senior Vice President

                  Anthony J. Cacciatore                                Senior Vice President

                  Richard C. Caldwell                                  Executive Vice President

                  Craig T. Campbell                                    Senior Vice President

                  J. Richard Carnall                                   Executive Vice President

                  Edward V. Caruso                                     Executive Vice President

                  Peter K. Classen                                     President & CEO, PNC Bank, Northeast, Pa

                  Andra D. Cochran                                     Senior Vice President

                  Sharon Coghlan                                       Coordinating Market Chief Counsel,
                                                                       Philadelphia

                  James P. Conley                                      Senior Vice President/Credit Policy

                  C. David Cook                                        Senior Vice President

                  Alfred F. Cordasco                                   Supervising Counsel, Pittsburgh, PA

                  Robert Crouse                                        Senior Vice President

                  Peter M. Crowley                                     Senior Vice President

                  Keith P. Crytzer                                     Senior Vice President

                  John J. Daggett                                      Senior Vice President

                  Peter J. Donchak                                     Senior Vice President

                  Anuj Dhanda                                          Senior Vice President

                  Victor M. DiBattista                                 Chief Regional Counsel

                  Frank H. Dilenschneider                              Senior Vice President

                  Thomas C. Dilworth                                   Senior Vice President

                  Alfred J. DiMatteis                                  Senior Vice President

                  James Dionise                                        Senior Vice President and C.F.O.

                  Patrick S. Doran                                     Vice President, Head of Consumer Lending

                  Robert D. Edwards                                    Senior Vice President

                  NAME                                                 POSITION WITH PNC BANK
                  David J. Egan                                        Senior Vice President

                  J. Lynn Evans                                        Senior Vice President & Controller

                  William E. Fallon                                    Senior Vice President

                  James M. Ferguson, III                               Senior Vice President

                  Charles J. Ferrero                                   Senior Vice President

                  Frederick C. Frank, III                              Executive Vice President

                  William J. Friel                                     Executive Vice President

                  John F. Fulgoney                                     Senior Counsel and Corporate Secretary

                  Brian K. Garlock                                     Senior Vice President

                  George D. Gonczar                                    Senior Vice President

                  Richard C. Grace                                     Senior Vice President

                  James S. Graham                                      Senior Vice President

                  Michael J. Hannon                                    Senior Vice President

                  Stephen G. Hardy                                     Senior Vice President

                  Michael J. Harrington                                Senior Vice President

                  Marva H. Harris                                      Senior Vice President

                  Maurice H. Hartigan, II                              Executive Vice President

                  G. Thomas Hewes                                      Senior Vice President

                  Sylvan M. Holzer                                     Executive Vice President

                  Bruce C. Iacobucci                                   Senior Vice President

                  John M Infield                                       Senior Vice President

                  Philip C. Jackson                                    Senior Vice President

                  William J. Johns                                     Controller

                  William R. Johnson                                   Audit Director

                  Edward P. Junker, III                                Vice Chairman

                  Robert D. Kane                                       Senior Vice President

                  Michael D. Kelsey                                    Chief Compliance Counsel

                  Jack Kelly                                           Senior Vice President

                  Geoffrey R. Kimmel                                   Senior Vice President

                  NAME                                                 POSITION WITH PNC BANK
                  Randall C. King                                      Senior Vice President

                  Christopher M. Knoll                                 Senior Vice President

                  Richard C. Krauss                                    Senior Vice President

                  Frank R. Krepp                                       Senior Vice President & Chief Credit Policy
                                                                       Officer

                  Kenneth P. Leckey                                    Senior Vice President & Cashier

                  Marilyn R. Levins                                    Senior Vice President

                  Carl J. Lisman                                       Executive Vice President

                  George Lula                                          Senior Vice President

                  Jane E. Madio                                        Senior Vice President

                  Nicholas M. Marsini, Jr.                             Senior Vice President

                  John A. Martin                                       Senior Vice President

                  David O. Matthews                                    Senior Vice President

                  Walter B. McClellan                                  Senior Vice President

                  James F. McGowan                                     Senior Vice President

                  Charlotte B. McLaughlin                              Senior Vice President

                  James C. Mendelson                                   Senior Vice President

                  James W. Meighen                                     Senior Vice President

                  Scott C. Meves                                       Senior Vice President

                  Ralph S. Michael, III                                Executive Vice President

                  J. William Mills                                     Senior Vice President

                  Barbara A. Misner                                    Senior Vice President

                  Marlene D. Mosco                                     Senior Vice President

                  Peter F. Moylan                                      Senior Vice President

                  Michael B. Nelson                                    Executive Vice President

                  Thomas J. Nist                                       Senior Vice President

                  Thomas H. O'Brien                                    Chairman

                  James F. O'Day                                       Senior Vice President

                  Cynthia G. Osofsky                                   Senior Vice President

                  NAME                                                 POSITION WITH PNC BANK
                  Thomas E. Paisley, III                               Senior Vice President

                  Barbara Z. Parker                                    Executive Vice President

                  George R. Partridge                                  Senior Vice President

                  Daniel J. Panlick                                    Senior Vice President

                  David M. Payne                                       Senior Vice President

                  Charles C. Pearson, Jr.                              President and CEO, PNC Bank, Central PA

                  Helen P. Pudlin                                      Senior Vice President

                  Edward V. Randall, Jr.                               President and CEO, PNC Bank, Pittsburgh

                  Arthur F. Rodman, III                                Senior Vice President

                  Richard C. Rhoades                                   Senior Vice President

                  Bryan W. Ridley                                      Senior Vice President

                  James E. Rohr                                        President and Chief Executive Officer

                  Gary Royer                                           Senior Vice President

                  Robert T. Saltarelli                                 Senior Vice President

                  Robert V. Sammartino                                 Senior Vice President

                  William Sayre, Jr.                                   Senior Vice President

                  Alfred J. Schiavetti                                 Senior Vice President

                  David W. Schoffstall                                 Executive Vice President

                  Seymour Schwartzberg                                 Senior Vice President

                  Timothy G. Shack                                     Senior Vice President

                  Douglas E. Shaffer                                   Senior Vice President

                  Alfred A. Silva                                      Senior Vice President

                  George R. Simon                                      Senior Vice President

                  Richard L. Smoot                                     President and CEO of PNC Bank, Philadelphia

                  Timothy N. Smyth                                     Senior Vice President

                  Kenneth S. Spatz                                     Senior Vice President

                  Darcel H. Steber                                     Senior Vice President

                  Robert L. Tassome                                    Senior Vice President

                  Jane B. Tompkins                                     Senior Vice President

                  NAME                                                 POSITION WITH PNC BANK
                  Robert B. Trempe                                     Senior Vice President

                  Kevin M. Tucker                                      Senior Vice President

                  Alan P. Vail                                         Senior Vice President

                  Frank T. VanGrofski                                  Executive Vice President

                  Ronald H. Vicari                                     Senior Vice President

                  William A. Wagner                                    Senior Vice President

                  Patrick M. Wallace                                   Senior Vice President

                  Annette M. Ward-Kredel                               Senior Vice President

                  Robert S. Wrath                                      Senior Vice President

                  Arlene M. Yocum                                      Senior Vice President

                  Carole Yon                                           Senior Vice President

                  George L. Ziminski, Jr.                              Senior Vice President

ITEM 29. PRINCIPAL UNDERWRITER

         (a) PDI currently acts as distributor for, in addition to the Registrant, Trust for Federal Securities, Municipal Fund for Temporary Investment, Municipal Fund for California Investors, Inc. and Municipal Fund for New York Investors, Inc.

         (b) The information required by this Item 29 with respect to each director, officer or partner of PDI is incorporated by reference to Schedule A of Form BD filed by PDI with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46564).

         (c) The following represents all commissions and other compensation received by each principal underwriter who is not an affiliated person of the registrant:

  NAME OF               NET UNDERWRITING               COMPENSATION ON
 PRINCIPAL               DISCOUNTS AND                  REDEMPTION AND             BROKERAGE                 OTHER
UNDERWRITER               COMMISSIONS                     REPURCHASE              COMMISSIONS             COMPENSATION
Provident
Distributors, Inc.                  $0                       $0                        $0                          $0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         (1) PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-investment adviser).

         (2) PNC Bank, National Association, 200 Stevens Drive, Lester, Pennsylvania 19113 (records relating to its functions as custodian).

         (3) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 (records relating to its functions as co-administrator and distributor).

         (4) PNC Institutional Management Corporation, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

         (5) PFPC Inc., 400 Bellevue Parkway, Bellevue Park Corporate Center, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent, registrar and dividend disbursing agent).

         (6) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Charter, By-Laws, and Minutes Books).

ITEM 31. MANAGEMENT SERVICES

         None.


ITEM 32. UNDERTAKINGS

         Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 58 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 58 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware, on January 30, 1998.



                           TEMPORARY INVESTMENT FUND, INC.


                           /s/ Thomas H. Nevin
                           -------------------------------


                           Thomas H. Nevin
                           President




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 58 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                            TITLE                                  DATE
                                                     Director                               January __, 1998
--------------------------
G. Nicholas Beckwith, III

* Philip E. Coldwell                                 Director                               January 30, 1998
--------------------------
Philip E. Coldwell

* Robert R. Fortune                                  Director                               January 30, 1998
--------------------------
Robert R. Fortune

* Jerrold B. Harris                                  Director                               January 30, 1998
--------------------------
Jerrold B. Harris

* Rodney D. Johnson                                  Director                               January 30, 1998
--------------------------
Rodney D. Johnson

*G. Willing Pepper                                   Chairman of                            January 30, 1998
--------------------------                           the Board
G. Willing Pepper

/s/ Thomas H. Nevin                                  President                              January 30, 1998
--------------------------
Thomas H. Nevin

/s/ Lisa Buono                                       Treasurer                              January 30, 1998
--------------------------                           (Principal Financial
Lisa Buono                                           and Accounting
                                                     Officer)

*By: /s/ Lisa Buono
    ----------------------
        Lisa Buono
        Attorney-in-Fact

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY



     I hereby appoint Thomas H. Nevin or Lisa Buono attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 22, 1998.


                                        /s/ Robert R. Fortune
                                        ---------------------
                                            Robert R. Fortune

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY

     I hereby appoint Thomas H. Nevin or Lisa Buono attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 23, 1998.



                                        /s/ Jerrold B. Harris
                                        ---------------------
                                            Jerrold B. Harris

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY

     I hereby appoint Thomas H. Nevin or Lisa Buono attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 26, 1998.



                                        /s/ Rodney D. Johnson
                                        ---------------------
                                            Rodney D. Johnson

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY

     I hereby appoint Thomas H. Nevin or Lisa Buono attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 22, 1998.



                                        /s/ G. Willing Pepper
                                        ---------------------
                                            G. Willing Pepper

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY

     I hereby appoint Thomas H. Nevin or Lisa Buono attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 22, 1998.


                                        /s/ Philip E. Coldwell
                                        -------------------------
                                            Philip E. Coldwell*


* With the understanding that all amendments will be sent to me in advance.

                                  EXHIBIT INDEX

         EXHIBIT NO.       DESCRIPTION

             (10)          Opinion and Consent of Counsel.

             (11)          Consent of Coopers & Lybrand L.L.P.

             (16)          Schedules of Performance Calculations.

             (17)          Financial Data Schedules.